                                                    (RIVERSOURCE ANNUITIES LOGO)



RIVERSOURCE(R)

PERSONAL PORTFOLIO PLUS(2)

PERSONAL PORTFOLIO PLUS

PERSONAL PORTFOLIO

    VARIABLE ANNUITY




2009 ANNUAL REPORT



37301 Y (4/10)                     Issued by: RiverSource Life Insurance Company

                       THIS PAGE LEFT BLANK INTENTIONALLY

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY

We have audited the accompanying individual statements of assets and liabilities of the divisions of RiverSource Variable Annuity Account - RiverSource(R) Personal Portfolio Plus(2) Variable Annuity, RiverSource(R) Personal Portfolio Plus Variable Annuity and RiverSource(R) Personal Portfolio Variable Annuity (the Account) sponsored by RiverSource Life Insurance Company, referred to in
Note 1, as of December 31, 2009, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the management of RiverSource Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform audits of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the divisions of RiverSource Variable Annuity Account - RiverSource(R) Personal Portfolio Plus(2) Variable Annuity, RiverSource(R) Personal Portfolio Plus Variable Annuity and RiverSource(R) Personal Portfolio Variable Annuity, referred to in Note 1, at December 31, 2009, and the individual results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                             (Ernst & Young LLP Signature)

Minneapolis, Minnesota

April 23, 2010


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                           2009 ANNUAL REPORT  1

STATEMENTS OF ASSETS AND LIABILITIES

                                                 INVESCO VI    INVESCO VI       AC VP         AC VP      JANUS ASPEN
                                                  CORE EQ,      INTL GRO,    INC & GRO,       VAL,          BAL,
DEC. 31, 2009                                       SER I         SER I         CL I          CL I          INST

ASSETS
Investments, at fair value(1),(2)                $16,093,479   $1,265,816     $489,866      $634,361     $3,229,795
Dividends receivable                                      --           --           --            --             --
Accounts receivable from RiverSource Life for
contract purchase payments                                --           --           --            --             --
Receivable for share redemptions                      29,627        7,135        2,283         3,827          6,364
--------------------------------------------------------------------------------------------------------------------
Total assets                                      16,123,106    1,272,951      492,149       638,188      3,236,159
====================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                      16,997        1,356          537           677          3,461
  Administrative charge                                2,068          163           64            81            415
  Contract terminations                               10,562        5,616        1,682         3,069          2,487
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                     29,627        7,135        2,283         3,827          6,363
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
accumulation period                               16,093,479    1,265,816      489,866       634,361      3,229,796
Net assets applicable to contracts in payment
period                                                    --           --           --            --             --
Net assets applicable to seed money                       --           --           --            --             --
--------------------------------------------------------------------------------------------------------------------
Total net assets                                 $16,093,479   $1,265,816     $489,866      $634,361     $3,229,796
====================================================================================================================
(1) Investment shares                                645,806       48,667       91,053       120,144        120,156
(2) Investments, at cost                         $16,135,366   $1,041,015     $633,926      $798,254     $2,947,454
--------------------------------------------------------------------------------------------------------------------





                                                 JANUS ASPEN      NACM          OPCAP         OPPEN         OPPEN
                                                   WORLD,        SM CAP,      MANAGED,      CAP APPR       HI INC
DEC. 31, 2009 (CONTINUED)                           INST          CL I          CL I           VA            VA

ASSETS
Investments, at fair value(1),(2)                $1,023,057    $  654,849    $1,668,858    $1,205,776     $214,511
Dividends receivable                                     --            --            --            --           --
Accounts receivable from RiverSource Life for
contract purchase payments                               --            --            --            --           --
Receivable for share redemptions                      5,521         6,320         3,828         4,512          784
--------------------------------------------------------------------------------------------------------------------
Total assets                                      1,028,578       661,169     1,672,686     1,210,288      215,295
====================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                      1,105           700         1,792         1,290          229
  Administrative charge                                 132            84           215           155           27
  Contract terminations                               4,285         5,536         1,822         3,067          528
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                     5,522         6,320         3,829         4,512          784
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
accumulation period                               1,023,056       654,849     1,666,568     1,205,776      214,511
Net assets applicable to contracts in payment
period                                                   --            --         2,289            --           --
Net assets applicable to seed money                      --            --            --            --           --
--------------------------------------------------------------------------------------------------------------------
Total net assets                                 $1,023,056    $  654,849    $1,668,857    $1,205,776     $214,511
====================================================================================================================
(1) Investment shares                                39,078        42,276        56,822        32,641      108,339
(2) Investments, at cost                         $1,349,868    $1,084,391    $2,136,346    $1,314,618     $815,101
--------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
2  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

                                                   PUT VT        PUT VT        PUT VT        PUT VT        PUT VT
                                                  DIV INC,      DIV INC,     GRO & INC,    GRO & INC,     HI YIELD,
DEC. 31, 2009 (CONTINUED)                           CL IA         CL IB         CL IA         CL IB         CL IA

ASSETS
Investments, at fair value(1),(2)                $1,364,472     $765,202     $2,746,019    $4,750,948     $643,530
Dividends receivable                                     --           --             --            --           --
Accounts receivable from RiverSource Life for
contract purchase payments                               --           --             --            --           --
Receivable for share redemptions                      1,624          909          3,300         6,823          783
--------------------------------------------------------------------------------------------------------------------
Total assets                                      1,366,096      766,111      2,749,319     4,757,771      644,313
====================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                      1,450          812          2,946         4,589          700
  Administrative charge                                 174           97            354           610           84
  Contract terminations                                  --           --             --         1,623           --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                     1,624          909          3,300         6,822          784
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
accumulation period                               1,357,228      765,202      2,740,887     4,750,673      642,214
Net assets applicable to contracts in payment
period                                                7,244           --          5,132            --        1,315
Net assets applicable to seed money                      --           --             --           276           --
--------------------------------------------------------------------------------------------------------------------
Total net assets                                 $1,364,472     $765,202     $2,746,019    $4,750,949     $643,529
====================================================================================================================
(1) Investment shares                               168,246       94,469        189,905       329,927       96,917
(2) Investments, at cost                         $1,525,543     $820,702     $4,330,843    $7,065,122     $839,231
--------------------------------------------------------------------------------------------------------------------





                                                   PUT VT        PUT VT        PUT VT        RVS VP        RVS VP
                                                  HI YIELD,     NEW OPP,      VOYAGER,        BAL,       CASH MGMT,
DEC. 31, 2009 (CONTINUED)                           CL IB         CL IA         CL IB         CL 3          CL 3

ASSETS
Investments, at fair value(1),(2)                 $399,149     $1,684,181    $1,167,781    $4,747,603   $114,909,512
Dividends receivable                                    --             --            --            --             31
Accounts receivable from RiverSource Life for
contract purchase payments                              --             --            --            --         31,002
Receivable for share redemptions                     2,782          2,014         5,129            --             --
--------------------------------------------------------------------------------------------------------------------
Total assets                                       401,931      1,686,195     1,172,910     4,747,603    114,940,545
====================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                       427          1,798         1,255         5,151        139,418
  Administrative charge                                 51            216           151           620         14,620
  Contract terminations                              2,304             --         3,723         7,455        405,122
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                    2,782          2,014         5,129        13,226        559,160
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
accumulation period                                399,149      1,684,044     1,167,781     4,727,724    114,379,314
Net assets applicable to contracts in payment
period                                                  --            137            --         6,589             --
Net assets applicable to seed money                     --             --            --            64          2,071
====================================================================================================================
Total net assets                                  $399,149     $1,684,181    $1,167,781    $4,734,377   $114,381,385
--------------------------------------------------------------------------------------------------------------------
(1) Investment shares                               60,477         97,127        36,043       386,292    114,909,512
(2) Investments, at cost                          $482,696     $2,030,638    $1,663,019    $5,729,144   $114,870,145
--------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                           2009 ANNUAL REPORT  3

STATEMENTS OF ASSETS AND LIABILITIES

                                                          RVS VP        RVS VP        RVS VP        THDL VP
                                                         DIV BOND,      DYN EQ,    MID CAP GRO,    INTL OPP,
DEC. 31, 2009 (CONTINUED)                                  CL 3          CL 3          CL 3          CL 3

ASSETS
Investments, at fair value(1),(2)                      $445,175,903   $56,059,605   $5,206,053    $  898,136
Dividends receivable                                             --            --           --            --
Accounts receivable from RiverSource Life for
contract purchase payments                                  330,758           838          460            --
Receivable for share redemptions                                 --            --           --            --
-------------------------------------------------------------------------------------------------------------
Total assets                                            445,506,661    56,060,443    5,206,513       898,136
=============================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                            541,623        69,403        6,229           971
  Administrative charge                                      56,268         7,205          660           114
  Contract terminations                                       7,112        15,164        6,814         4,957
-------------------------------------------------------------------------------------------------------------
Total liabilities                                           605,003        91,772       13,703         6,042
-------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
period                                                  444,892,572    55,966,747    5,192,540       889,551
Net assets applicable to contracts in payment period          9,012         1,775           --         1,341
Net assets applicable to seed money                              74           149          270         1,202
-------------------------------------------------------------------------------------------------------------
Total net assets                                       $444,901,658   $55,968,671   $5,192,810    $  892,094
=============================================================================================================
(1) Investment shares                                    41,368,574     3,404,582      452,462        83,422
(2) Investments, at cost                               $430,513,703   $69,427,770   $4,945,406    $1,061,312
-------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
4  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT

STATEMENTS OF OPERATIONS

                                                 INVESCO VI    INVESCO VI       AC VP         AC VP      JANUS ASPEN
                                                  CORE EQ,      INTL GRO,    INC & GRO,       VAL,          BAL,
YEAR ENDED DEC. 31, 2009                            SER I         SER I         CL I          CL I          INST

INVESTMENT INCOME
Dividend income                                  $  265,706     $ 16,868      $ 23,915      $ 34,127      $ 92,580
Variable account expenses                           210,558       15,859         6,715         8,235        44,263
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      55,148        1,009        17,200        25,892        48,317
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
  Proceeds from sales                             3,935,564      218,044       134,762       130,181       750,650
  Cost of investments sold                        4,695,574      217,014       206,331       193,931       763,533
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                        (760,010)       1,030       (71,569)      (63,750)      (12,883)
Distributions from capital gains                         --           --            --            --       120,730
Net change in unrealized appreciation or
depreciation of investments                       4,263,260      337,091       120,691       134,412       519,230
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    3,503,250      338,121        49,122        70,662       627,077
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        $3,558,398     $339,130      $ 66,322      $ 96,554      $675,394
====================================================================================================================





                                                 JANUS ASPEN      NACM          OPCAP       OPPEN CAP       OPPEN
                                                   WORLD,        SM CAP,      MANAGED,        APPR         HI INC
YEAR ENDED DEC. 31, 2009 (CONTINUED)                INST          CL I          CL I           VA            VA

INVESTMENT INCOME
Dividend income                                   $  13,360     $     317     $  37,632     $  3,464      $      --
Variable account expenses                            13,296         8,465        21,797       15,099          3,000
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          64        (8,148)       15,835      (11,635)        (3,000)
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
  Proceeds from sales                               229,473       158,043       269,038      233,020         93,052
  Cost of investments sold                          363,231       318,617       410,405      323,386        437,122
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                        (133,758)     (160,574)     (141,367)     (90,366)      (344,070)
Distributions from capital gains                         --            --            --           --             --
Net change in unrealized appreciation or
depreciation of investments                         436,310       242,904       442,434      484,593        392,956
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      302,552        82,330       301,067      394,227         48,886
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         $ 302,616     $  74,182     $ 316,902     $382,592      $  45,886
====================================================================================================================




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                           2009 ANNUAL REPORT  5

STATEMENTS OF OPERATIONS

                                                   PUT VT        PUT VT        PUT VT        PUT VT        PUT VT
                                                  DIV INC,      DIV INC,     GRO & INC,    GRO & INC,     HI YIELD,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                CL IA         CL IB         CL IA         CL IB         CL IA

INVESTMENT INCOME
Dividend income                                   $  88,237     $ 49,616      $  74,548    $   128,441    $  61,851
Variable account expenses                            16,957        9,680         34,136         57,545        8,387
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      71,280       39,936         40,412         70,896       53,464
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
  Proceeds from sales                               241,722      179,752        294,517      1,369,401      162,535
  Cost of investments sold                          351,058      254,271        552,606      2,488,919      263,401
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                        (109,336)     (74,519)      (258,089)    (1,119,518)    (100,866)
Distributions from capital gains                         --           --             --             --           --
Net change in unrealized appreciation or
depreciation of investments                         537,539      320,958        843,390      2,156,822      276,273
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      428,203      246,439        585,301      1,037,304      175,407
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         $ 499,483     $286,375      $ 625,713    $ 1,108,200    $ 228,871
====================================================================================================================





                                                   PUT VT        PUT VT        PUT VT        RVS VP        RVS VP
                                                  HI YIELD,     NEW OPP,      VOYAGER,        BAL,       CASH MGMT,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                CL IB         CL IA         CL IB         CL 3          CL 3

INVESTMENT INCOME
Dividend income                                   $ 44,634      $ 10,324      $   8,593    $       --    $    46,184
Variable account expenses                            5,659        21,466         14,255        65,705      1,485,275
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                     38,975       (11,142)        (5,662)      (65,705)    (1,439,091)
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
  Proceeds from sales                              169,712       232,022        216,266     1,270,198     40,991,448
  Cost of investments sold                         249,560       331,005        396,198     1,752,102     40,982,448
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                        (79,848)      (98,983)      (179,932)     (481,904)         9,000
Distributions from capital gains                        --            --             --            --             --
Net change in unrealized appreciation or
depreciation of investments                        197,398       525,867        671,714     1,506,884         64,674
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     117,550       426,884        491,782     1,024,980         73,674
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         $156,525      $415,742      $ 486,120    $  959,275    $(1,365,417)
====================================================================================================================





                                                          RVS VP        RVS VP        RVS VP        THDL VP
                                                         DIV BOND,      DYN EQ,    MID CAP GRO,    INTL OPP,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                       CL 3          CL 3          CL 3          CL 3

INVESTMENT INCOME
Dividend income                                         $17,056,108   $        --   $       --     $  12,816
Variable account expenses                                 6,396,952       804,461       74,103        11,692
-------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          10,659,156      (804,461)     (74,103)        1,124
=============================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
  Proceeds from sales                                    92,715,691     8,237,863    1,548,134       214,344
  Cost of investments sold                               94,745,822    12,070,335    1,873,596       315,561
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments         (2,030,131)   (3,832,472)    (325,462)     (101,217)
Distributions from capital gains                                 --            --           --            --
Net change in unrealized appreciation or depreciation
of investments                                           37,318,762    15,578,530    2,593,322       289,362
-------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                           35,288,631    11,746,058    2,267,860       188,145
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                              $45,947,787   $10,941,597   $2,193,757     $ 189,269
=============================================================================================================




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
6  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                 INVESCO VI    INVESCO VI       AC VP         AC VP      JANUS ASPEN
                                                  CORE EQ,      INTL GRO,    INC & GRO,       VAL,          BAL,
YEAR ENDED DEC. 31, 2009                            SER I         SER I         CL I          CL I          INST

OPERATIONS
Investment income (loss) -- net                  $    55,148   $    1,009     $  17,200     $  25,892    $   48,317
Net realized gain (loss) on sales of
investments                                         (760,010)       1,030       (71,569)      (63,750)      (12,883)
Distributions from capital gains                          --           --            --            --       120,730
Net change in unrealized appreciation or
depreciation of investments                        4,263,260      337,091       120,691       134,412       519,230
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          3,558,398      339,130        66,322        96,554       675,394
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                            35,913        2,124           627         1,531         4,480
Net transfers(1)                                    (283,186)      64,020       (23,227)      (12,655)     (110,047)
Adjustments to net assets allocated to
contracts in payment period                           (8,576)         (29)           --           (92)         (513)
Contract terminations:
  Surrender benefits and contract charges         (2,723,489)    (157,326)     (102,219)     (104,064)     (539,432)
  Death benefits                                    (400,671)      (9,437)       (2,105)       (2,865)      (49,854)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (3,380,009)    (100,648)     (126,924)     (118,145)     (695,366)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   15,915,090    1,027,334       550,468       655,952     3,249,768
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $16,093,479   $1,265,816     $ 489,866     $ 634,361    $3,229,796
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            18,619,281      836,322       555,235       455,714     1,818,544
Contract purchase payments                            34,700        1,733           690         1,148         2,416
Net transfers(1)                                    (351,190)      55,003       (26,623)       (9,996)      (63,320)
Contract terminations:
  Surrender benefits and contract charges         (2,989,575)    (113,146)     (102,947)      (72,051)     (277,345)
  Death benefits                                    (448,890)      (7,229)       (2,056)       (1,904)      (24,152)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  14,864,326      772,683       424,299       372,911     1,456,143
====================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                           2009 ANNUAL REPORT  7

STATEMENTS OF CHANGES IN NET ASSETS

                                                 JANUS ASPEN      NACM          OPCAP         OPPEN         OPPEN
                                                   WORLD,        SM CAP,      MANAGED,      CAP APPR       HI INC
YEAR ENDED DEC. 31, 2009 (CONTINUED)                INST          CL I          CL I           VA            VA

OPERATIONS
Investment income (loss) -- net                  $       64     $  (8,148)   $   15,835    $  (11,635)    $  (3,000)
Net realized gain (loss) on sales of
investments                                        (133,758)     (160,574)     (141,367)      (90,366)     (344,070)
Distributions from capital gains                         --            --            --            --            --
Net change in unrealized appreciation or
depreciation of investments                         436,310       242,904       442,434       484,593       392,956
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           302,616        74,182       316,902       382,592        45,886
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                            2,128         1,773         1,444         1,728           272
Net transfers(1)                                     32,040       (21,422)      (43,245)      (39,704)       (5,801)
Adjustments to net assets allocated to
contracts in payment period                          (6,531)           --          (460)           --            --
Contract terminations:
  Surrender benefits and contract charges          (147,546)     (103,058)     (171,569)     (142,075)      (33,122)
  Death benefits                                    (25,958)       (6,138)      (14,699)      (20,385)       (6,909)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (145,867)     (128,845)     (228,529)     (200,436)      (45,560)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     866,307       709,512     1,580,484     1,023,620       214,185
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $1,023,056     $ 654,849    $1,668,857    $1,205,776     $ 214,511
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              961,947       611,649       878,080     1,062,013       762,940
Contract purchase payments                            2,361         1,676           809         1,670           916
Net transfers(1)                                     43,037       (22,004)      (26,186)      (40,026)       (8,255)
Contract terminations:
  Surrender benefits and contract charges          (143,068)      (90,675)      (90,844)     (129,377)     (115,680)
  Death benefits                                    (22,916)       (5,310)       (7,834)      (16,433)      (21,595)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    841,361       495,336       754,025       877,847       618,326
====================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
8  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                   PUT VT        PUT VT        PUT VT        PUT VT        PUT VT
                                                  DIV INC,      DIV INC,     GRO & INC,    GRO & INC,     HI YIELD,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                CL IA         CL IB         CL IA         CL IB         CL IA

OPERATIONS
Investment income (loss) -- net                  $   71,280     $  39,936    $   40,412    $    70,896    $  53,464
Net realized gain (loss) on sales of
investments                                        (109,336)      (74,519)     (258,089)    (1,119,518)    (100,866)
Distributions from capital gains                         --            --            --             --           --
Net change in unrealized appreciation or
depreciation of investments                         537,539       320,958       843,390      2,156,822      276,273
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           499,483       286,375       625,713      1,108,200      228,871
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                              624            66         2,922         10,269          542
Net transfers(1)                                    (35,949)      (27,366)       (5,764)      (174,448)     (16,879)
Adjustments to net assets allocated to
contracts in payment period                            (731)          (51)        5,028             --         (340)
Contract terminations:
  Surrender benefits and contract charges          (156,220)     (114,574)     (216,636)      (823,255)    (118,151)
  Death benefits                                    (22,519)      (27,726)      (25,154)      (114,721)     (12,150)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (214,795)     (169,651)     (239,604)    (1,102,155)    (146,978)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   1,079,784       648,478     2,359,910      4,744,904      561,636
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $1,364,472     $ 765,202    $2,746,019    $ 4,750,949    $ 643,529
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              831,805       646,120     1,504,382      6,170,644      394,201
Contract purchase payments                              398            54         1,851         12,136          314
Net transfers(1)                                    (25,863)      (26,390)       (3,915)      (188,801)     (11,483)
Contract terminations:
  Surrender benefits and contract charges          (102,978)     (102,380)     (126,557)    (1,042,717)     (70,991)
  Death benefits                                    (15,155)      (19,707)      (14,389)      (137,042)      (7,308)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    688,207       497,697     1,361,372      4,814,220      304,733
====================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                           2009 ANNUAL REPORT  9

STATEMENTS OF CHANGES IN NET ASSETS

                                                   PUT VT        PUT VT        PUT VT        RVS VP        RVS VP
                                                  HI YIELD,     NEW OPP,      VOYAGER,        BAL,       CASH MGMT,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                CL IB         CL IA         CL IB         CL 3          CL 3

OPERATIONS
Investment income (loss) -- net                   $  38,975    $  (11,142)   $   (5,662)   $  (65,705)  $ (1,439,091)
Net realized gain (loss) on sales of
investments                                         (79,848)      (98,983)     (179,932)     (481,904)         9,000
Distributions from capital gains                         --            --            --            --             --
Net change in unrealized appreciation or
depreciation of investments                         197,398       525,867       671,714     1,506,884         64,674
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           156,525       415,742       486,120       959,275     (1,365,417)
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                               30         3,127         2,835        13,628      9,164,915
Net transfers(1)                                     (5,956)      (12,677)      (20,908)      (81,721)    57,450,313
Adjustments to net assets allocated to
contracts in payment period                              --           (27)           --          (605)       (47,210)
Contract terminations:
  Surrender benefits and contract charges          (130,825)     (137,829)     (155,743)     (783,908)   (23,359,535)
  Death benefits                                    (21,576)      (53,523)      (18,089)      (42,894)    (2,296,785)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (158,327)     (200,929)     (191,905)     (895,500)    40,911,698
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     400,951     1,469,368       873,566     4,670,602     74,835,104
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 399,149    $1,684,181    $1,167,781    $4,734,377   $114,381,385
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              378,642     1,070,825     1,004,237     4,837,523     68,113,137
Contract purchase payments                               23         2,173         2,831        16,756      8,597,718
Net transfers(1)                                     (5,957)       (9,234)      (24,272)      (74,724)    53,874,791
Contract terminations:
  Surrender benefits and contract charges          (103,492)      (91,109)     (138,073)     (742,103)   (21,157,404)
  Death benefits                                    (14,687)      (33,147)      (14,084)      (33,119)    (2,100,224)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    254,529       939,508       830,639     4,004,333    107,328,018
====================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
10  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                          RVS VP        RVS VP        RVS VP        THDL VP
                                                         DIV BOND,      DYN EQ,    MID CAP GRO,    INTL OPP,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                       CL 3          CL 3          CL 3          CL 3

OPERATIONS
Investment income (loss) -- net                        $ 10,659,156   $  (804,461)  $   (74,103)   $   1,124
Net realized gain (loss) on sales of investments         (2,030,131)   (3,832,472)     (325,462)    (101,217)
Distributions from capital gains                                 --            --            --           --
Net change in unrealized appreciation or depreciation
of investments                                           37,318,762    15,578,530     2,593,322      289,362
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                               45,947,787    10,941,597     2,193,757      189,269
=============================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                               51,802,630       177,178         8,946        3,601
Net transfers(1)                                         14,080,770     1,459,585      (650,091)     (22,639)
Adjustments to net assets allocated to contracts in
payment period                                               (1,130)       (1,657)       (1,472)        (340)
Contract terminations:
  Surrender benefits and contract charges               (27,302,484)   (4,948,635)     (439,116)    (109,840)
  Death benefits                                         (4,690,724)     (649,200)     (108,517)     (35,708)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions           33,889,062    (3,962,729)   (1,190,250)    (164,926)
-------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                         365,064,809    48,989,803     4,189,303      867,751
-------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $444,901,658   $55,968,671   $ 5,192,810    $ 892,094
=============================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                  344,544,322    80,264,747     5,180,493      764,124
Contract purchase payments                               45,946,682       293,568         9,263        2,936
Net transfers(1)                                         11,077,467     3,454,924      (676,549)     (21,738)
Contract terminations:
  Surrender benefits and contract charges               (23,838,098)   (8,129,466)     (431,745)     (94,246)
  Death benefits                                         (4,138,865)   (1,093,886)      (91,733)     (26,751)
-------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                        373,591,508    74,789,887     3,989,729      624,325
=============================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2009 ANNUAL REPORT  11

STATEMENTS OF CHANGES IN NET ASSETS


                                                 INVESCO VI    INVESCO VI       AC VP         AC VP      JANUS ASPEN
                                                  CORE EQ,      INTL GRO,    INC & GRO,       VAL,          BAL,
YEAR ENDED DEC. 31, 2008                            SER I         SER I         CL I          CL I          INST

OPERATIONS
Investment income (loss) -- net                  $   124,721   $  (14,235)   $    6,633    $   10,450    $    49,258
Net realized gain (loss) on sales of
investments                                          169,852       97,675       (24,846)      (37,944)       119,531
Distributions from capital gains                          --       19,301       109,792       122,842        310,729
Net change in unrealized appreciation or
depreciation of investments                       (8,432,188)    (907,315)     (435,014)     (378,157)    (1,251,043)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         (8,137,615)    (804,574)     (343,435)     (282,809)      (771,525)
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                            43,606        4,491         3,850         4,119          7,171
Net transfers(1)                                  (1,321,649)     (58,086)      (78,595)      (33,759)      (237,138)
Adjustments to net assets allocated to
contracts in payment period                           (5,872)          --            --            --             --
Contract terminations:
  Surrender benefits and contract charges         (5,266,957)    (302,141)     (169,748)     (193,346)      (965,868)
  Death benefits                                    (579,778)     (41,370)       (9,773)      (10,454)      (160,685)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    (7,130,650)    (397,106)     (254,266)     (233,440)    (1,356,520)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   31,183,355    2,229,014     1,148,169     1,172,201      5,377,813
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $15,915,090   $1,027,334    $  550,468    $  655,952    $ 3,249,768
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            25,151,020    1,066,855       747,009       588,028      2,497,592
Contract purchase payments                            34,744        2,363         2,695         2,182          3,368
Net transfers(1)                                  (1,326,541)     (34,517)      (59,545)      (18,925)      (128,897)
Contract terminations:
  Surrender benefits and contract charges         (4,741,197)    (173,800)     (127,990)     (110,048)      (476,335)
  Death benefits                                    (498,745)     (24,579)       (6,934)       (5,523)       (77,184)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  18,619,281      836,322       555,235       455,714      1,818,544
====================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
12  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                 JANUS ASPEN      NACM          OPCAP         OPPEN         OPPEN
                                                   WORLD,        SM CAP,      MANAGED,      CAP APPR       HI INC
YEAR ENDED DEC. 31, 2008 (CONTINUED)                INST          CL I          CL I           VA            VA

OPERATIONS
Investment income (loss) -- net                  $   (3,797)   $  (17,569)   $   37,952    $   (23,140)  $   62,957
Net realized gain (loss) on sales of
investments                                        (121,982)     (133,230)     (119,805)       (10,592)    (155,741)
Distributions from capital gains                         --       299,778       191,719             --           --
Net change in unrealized appreciation or
depreciation of investments                        (693,845)     (766,162)     (894,743)      (973,971)    (756,707)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          (819,624)     (617,183)     (784,877)    (1,007,703)    (849,491)
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                            4,499         4,522         6,579          4,259        9,336
Net transfers(1)                                    (72,289)      (22,211)      (52,733)       (88,864)     (36,003)
Adjustments to net assets allocated to
contracts in payment period                              --            --          (546)            --           --
Contract terminations:
  Surrender benefits and contract charges          (370,628)     (349,000)     (379,195)      (548,718)    (230,850)
  Death benefits                                    (31,706)      (22,250)      (37,171)       (54,282)     (30,062)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (470,124)     (388,939)     (463,066)      (687,605)    (287,579)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   2,156,055     1,715,634     2,828,427      2,718,928    1,351,255
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $  866,307    $  709,512    $1,580,484    $ 1,023,620   $  214,185
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            1,308,351       851,215     1,089,507      1,515,456    1,012,326
Contract purchase payments                            3,057         2,470         2,730          2,616        7,508
Net transfers(1)                                    (58,635)      (14,292)      (24,696)       (64,874)     (16,929)
Contract terminations:
  Surrender benefits and contract charges          (268,085)     (215,809)     (172,156)      (357,628)    (215,436)
  Death benefits                                    (22,741)      (11,935)      (17,305)       (33,557)     (24,529)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    961,947       611,649       878,080      1,062,013      762,940
====================================================================================================================



 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2009 ANNUAL REPORT  13

STATEMENTS OF CHANGES IN NET ASSETS

                                                   PUT VT        PUT VT        PUT VT        PUT VT        PUT VT
                                                  DIV INC,      DIV INC,     GRO & INC,    GRO & INC,     HI YIELD,
YEAR ENDED DEC. 31, 2008 (CONTINUED)                CL IA         CL IB         CL IA         CL IB         CL IA

OPERATIONS
Investment income (loss) -- net                  $   86,140    $   57,074    $    44,468   $    72,738    $  70,419
Net realized gain (loss) on sales of
investments                                        (118,324)     (103,038)      (432,409)     (950,417)    (100,346)
Distributions from capital gains                         --            --        684,508     1,435,901           --
Net change in unrealized appreciation or
depreciation of investments                        (525,908)     (311,876)    (2,033,760)   (4,082,729)    (205,373)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          (558,092)     (357,840)    (1,737,193)   (3,524,507)    (235,300)
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                              695        24,734          3,065        14,951          570
Net transfers(1)                                   (116,647)     (120,197)      (123,879)     (365,239)      (9,392)
Adjustments to net assets allocated to
contracts in payment period                            (823)           --            188            --         (358)
Contract terminations:
  Surrender benefits and contract charges          (320,613)     (334,387)      (772,272)   (1,608,674)    (139,755)
  Death benefits                                    (24,145)      (32,910)       (33,393)      (82,993)     (28,777)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (461,533)     (462,760)      (926,291)   (2,041,955)    (177,712)
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   2,099,409     1,469,078      5,023,394    10,311,366      974,648
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $1,079,784    $  648,478    $ 2,359,910   $ 4,744,904    $ 561,636
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            1,101,298       998,594      1,940,181     8,109,909      499,134
Contract purchase payments                              413        17,408          1,470        14,748          319
Net transfers(1)                                    (65,414)      (97,780)       (61,814)     (361,529)      (5,991)
Contract terminations:
  Surrender benefits and contract charges          (189,604)     (248,906)      (358,814)   (1,520,530)     (82,281)
  Death benefits                                    (14,888)      (23,196)       (16,641)      (71,954)     (16,980)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    831,805       646,120      1,504,382     6,170,644      394,201
====================================================================================================================




 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
14  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                   PUT VT        PUT VT        PUT VT        RVS VP        RVS VP
                                                  HI YIELD,     NEW OPP,      VOYAGER,        BAL,       CASH MGMT,
YEAR ENDED DEC. 31, 2008 (CONTINUED)                CL IB         CL IA         CL IB         CL 3          CL 3

OPERATIONS
Investment income (loss) -- net                   $  51,858    $   (23,870)  $  (18,408)   $   (77,094) $    416,781
Net realized gain (loss) on sales of
investments                                         (63,279)       (78,005)    (268,419)      (521,407)       (7,448)
Distributions from capital gains                         --             --           --        483,405            --
Net change in unrealized appreciation or
depreciation of investments                        (148,462)      (941,380)    (302,134)    (2,201,467)      (15,642)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          (159,883)    (1,043,255)    (588,961)    (2,316,563)      393,691
====================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                            8,914          4,568        3,913         53,287     4,382,037
Net transfers(1)                                    (26,941)       (37,972)     (32,019)      (192,338)   49,408,129
Adjustments to net assets allocated to
contracts in payment period                              --            (35)          --           (748)       (4,544)
Contract terminations:
  Surrender benefits and contract charges          (157,584)      (323,833)    (318,831)    (1,019,661)  (27,278,371)
  Death benefits                                    (14,056)       (30,891)     (16,940)      (167,507)     (879,555)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (189,667)      (388,163)    (363,877)    (1,326,967)   25,627,696
--------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     750,501      2,900,786    1,826,404      8,314,132    48,813,717
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 400,951    $ 1,469,368   $  873,566    $ 4,670,602  $ 74,835,104
====================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              516,692      1,279,567    1,303,679      5,726,737    44,459,217
Contract purchase payments                            6,179          2,454        3,055         60,287     4,108,588
Net transfers(1)                                    (19,463)       (19,633)     (27,079)      (107,145)   44,870,832
Contract terminations:
  Surrender benefits and contract charges          (114,884)      (174,811)    (261,407)      (695,912)  (24,546,357)
  Death benefits                                     (9,882)       (16,752)     (14,011)      (146,444)     (779,143)
--------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    378,642      1,070,825    1,004,237      4,837,523    68,113,137
====================================================================================================================




 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2009 ANNUAL REPORT  15

STATEMENTS OF CHANGES IN NET ASSETS

                                                          RVS VP        RVS VP        RVS VP        THDL VP
                                                         DIV BOND,      DYN EQ,    MID CAP GRO,    INTL OPP,
YEAR ENDED DEC. 31, 2008 (CONTINUED)                       CL 3          CL 3          CL 3          CL 3

OPERATIONS
Investment income (loss) -- net                        $ (4,741,591) $   (984,950)  $   (94,590)  $   12,340
Net realized gain (loss) on sales of investments         (3,707,649)   (1,837,459)      (86,418)     (36,132)
Distributions from capital gains                                 --     7,642,412        44,076           --
Net change in unrealized appreciation or depreciation
of investments                                          (25,245,286)  (42,761,974)   (3,187,583)    (651,115)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                              (33,694,526)  (37,941,971)   (3,324,515)    (674,907)
=============================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                               85,385,945       386,463        27,373        9,109
Net transfers(1)                                        (15,819,461)    2,896,690       346,525       68,531
Adjustments to net assets allocated to contracts in
payment period                                                 (911)       (5,567)         (300)        (457)
Contract terminations:
  Surrender benefits and contract charges               (31,336,939)   (7,061,609)     (691,714)    (228,751)
  Death benefits                                         (3,659,128)     (735,346)      (73,347)     (18,907)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions           34,569,506    (4,519,369)     (391,463)    (170,475)
-------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                         364,189,829    91,451,143     7,905,281    1,713,133
-------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $365,064,809  $ 48,989,803   $ 4,189,303   $  867,751
=============================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                  314,829,323    85,163,707     5,282,560      878,621
Contract purchase payments                               77,159,486       471,860        23,976        6,089
Net transfers(1)                                        (16,717,665)    3,633,028       510,342       41,567
Contract terminations:
  Surrender benefits and contract charges               (27,447,177)   (8,155,110)     (572,940)    (150,214)
  Death benefits                                         (3,279,645)     (848,738)      (63,445)     (11,939)
-------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                        344,544,322    80,264,747     5,180,493      764,124
=============================================================================================================




 (1)Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
16  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
RiverSource Variable Annuity Account (the Account) was established under Indiana law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Indiana Department of Insurance.

The Account is used as a funding vehicle for RiverSource(R) Personal Portfolio Plus(2) Variable Annuity, RiverSource(R) Personal Portfolio Plus Variable Annuity and RiverSource(R) Personal Portfolio Variable Annuity contracts issued by RiverSource Life.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through RiverSource(R) Personal Portfolio Plus(2) Variable Annuity, RiverSource(R) Personal Portfolio Plus Variable Annuity and RiverSource(R) Personal Portfolio Variable Annuity and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts.

DIVISION                        FUND
-------------------------------------------------------------------------------------------------
Invesco VI Core Eq, Ser I       Invesco V.I. Core Equity Fund, Series I Shares
                                  (previously AIM V.I. Core Equity Fund, Series I Shares)
Invesco VI Intl Gro, Ser I      Invesco V.I. International Growth Fund, Series I Shares
                                  (previously AIM V.I. International Growth Fund, Series I
                                  Shares)
AC VP Inc & Gro, Cl I           American Century VP Income & Growth, Class I
AC VP Val, Cl I                 American Century VP Value, Class I
Janus Aspen Bal, Inst           Janus Aspen Series Balanced Portfolio: Institutional Shares
Janus Aspen World, Inst         Janus Aspen Series Worldwide Portfolio: Institutional Shares
NACM Sm Cap, Cl I               NACM Small Cap Portfolio, Class I(1)
                                  (previously NACM Small Cap Portfolio)
OpCap Managed, Cl I             OpCap Managed Portfolio, Class I(2)
                                  (previously OpCap Managed Portfolio)
Oppen Cap Appr VA               Oppenheimer Capital Appreciation Fund/VA
Oppen Hi Inc VA                 Oppenheimer High Income Fund/VA
Put VT Div Inc, Cl IA           Putnam VT Diversified Income Fund - Class IA Shares
Put VT Div Inc, Cl IB           Putnam VT Diversified Income Fund - Class IB Shares
Put VT Gro & Inc, Cl IA         Putnam VT Growth and Income Fund - Class IA Shares
Put VT Gro & Inc, Cl IB         Putnam VT Growth and Income Fund - Class IB Shares
Put VT Hi Yield, Cl IA          Putnam VT High Yield Fund - Class IA Shares
Put VT Hi Yield, Cl IB          Putnam VT High Yield Fund - Class IB Shares
Put VT New Opp, Cl IA           Putnam VT New Opportunities Fund - Class IA Shares
Put VT Voyager, Cl IB           Putnam VT Voyager Fund - Class IB Shares
RVS VP Bal, Cl 3                RVST RiverSource Variable Portfolio - Balanced Fund (Class 3)
RVS VP Cash Mgmt, Cl 3          RVST RiverSource Variable Portfolio - Cash Management Fund (Class
                                  3)
RVS VP Div Bond, Cl 3           RVST RiverSource Variable Portfolio - Diversified Bond Fund
                                  (Class 3)
RVS VP Dyn Eq, Cl 3             RVST RiverSource Variable Portfolio - Dynamic Equity Fund (Class
                                  3)
RVS VP Mid Cap Gro, Cl 3        RVST RiverSource Variable Portfolio - Mid Cap Growth Fund (Class
                                  3)
THDL VP Intl Opp, Cl 3          RVST Threadneedle Variable Portfolio - International Opportunity
                                  Fund (Class 3)
-------------------------------------------------------------------------------------------------





 (1)NACM Small Cap Portfolio, Class I scheduled to be liquidated on April 30, 2010.
 (2)OpCap Managed Portfolio, Class I scheduled to be liquidated on April 30,
    2010.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life issues the contracts that are distributed by banks and financial institutions either directly or through a network of third-party marketers.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENTS IN THE FUNDS
Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division's share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2009 ANNUAL REPORT  17

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

     Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

     Level 2 - Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

     Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds.

VARIABLE PAYOUT
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES
RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

SUBSEQUENT EVENTS
Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of the Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account's financial statements.

USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES
RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.25% of the average daily net assets of each subaccount, depending on the contract and death benefit option selected.

RiverSource Life also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by RiverSource Life such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses.

4. CONTRACT CHARGES
RiverSource Life deducts a contract administrative charge of $30 per year on the contract anniversary. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. This charge may be waived based upon the underlying contract value.

Optional riders are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary. Additional information can be found in the applicable product's prospectus.

5. WITHDRAWAL CHARGES
RiverSource Life may use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the applicable product's prospectus. Such charges are not treated as a separate expense of the divisions as they are

--------------------------------------------------------------------------------
18  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT
ultimately deducted from contract withdrawal benefits paid by RiverSource Life. Charges by RiverSource Life for withdrawals are not identified on an individual division basis.

6. RELATED PARTY TRANSACTIONS
Management fees are paid indirectly to RiverSource Investments, LLC, an affiliate of RiverSource Life, in its capacity as investment manager for the RiverSource Variable Series Trust (RVST) funds. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets on a tiered schedule that ranges from 0.800% to 0.150%.

For certain RVST funds, the management fee may be adjusted upward or downward by a performance incentive adjustment (PIA). The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. If the performance difference is less than 0.50%, the adjustment will be zero. For RVST funds with PIA, the maximum adjustment is 0.08% or 0.12%.

The Funds have a Transfer Agency and Servicing Agreement with RiverSource Service Corporation, an affiliate of RiverSource Life. The fee under this agreement is uniform for all RVST funds at an annual rate of 0.06% of each Fund's average daily net assets.

The Funds have an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.

RVST funds have an Administrative Services Agreement with Ameriprise Financial, Inc., the parent of RiverSource Life, (Ameriprise Financial). Under this agreement, each Fund pays Ameriprise Financial a fee on a tiered schedule that ranges from 0.080% to 0.030% of each Fund's average daily net assets for administration and accounting services.

In addition to the fees and expenses which each RVST fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

7. INVESTMENT TRANSACTIONS
The divisions' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2009 were as follows:

DIVISION                                                                              PURCHASES
-----------------------------------------------------------------------------------------------------
Invesco VI Core Eq, Ser I                                                              $610,703
Invesco VI Intl Gro, Ser I                                                              118,405
AC VP Inc & Gro, Cl I                                                                    25,038
AC VP Val, Cl I                                                                          37,928
Janus Aspen Bal, Inst                                                                   224,330
Janus Aspen World, Inst                                                                  83,671
NACM Sm Cap, Cl I                                                                        21,050
OpCap Managed, Cl I                                                                      56,345
Oppen Cap Appr VA                                                                        20,949
Oppen Hi Inc VA                                                                          44,492
Put VT Div Inc, Cl IA                                                                    98,207
Put VT Div Inc, Cl IB                                                                    50,037
Put VT Gro & Inc, Cl IA                                                                  95,325
Put VT Gro & Inc, Cl IB                                                                 338,142
Put VT Hi Yield, Cl IA                                                                   69,022
Put VT Hi Yield, Cl IB                                                                   50,360
Put VT New Opp, Cl IA                                                                    19,951
Put VT Voyager, Cl IB                                                                    18,699
RVS VP Bal, Cl 3                                                                        316,235
RVS VP Cash Mgmt, Cl 3                                                               81,995,213
RVS VP Div Bond, Cl 3                                                               137,013,987
RVS VP Dyn Eq, Cl 3                                                                   3,495,660
RVS VP Mid Cap Gro, Cl 3                                                                292,741
THDL VP Intl Opp, Cl 3                                                                   55,458
-----------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2009 ANNUAL REPORT  19

8. ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS
The following is a summary of accumulation unit values at Dec. 31, 2009:

                                                   INVESCO       INVESCO        AC VP         AC VP      JANUS ASPEN
                                                 VI CORE EQ,  VI INTL GRO,   INC & GRO,       VAL,          BAL,
SUBACCOUNT                                          SER I         SER I         CL I          CL I          INST
                                                --------------------------------------------------------------------
1.00%                                               $1.02         $  --         $  --         $  --         $  --
1.05%                                                  --            --            --            --            --
1.10%                                                1.02            --            --            --            --
1.15%                                                1.01            --            --            --            --
1.20%                                                1.01            --            --            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                1.01            --            --            --            --
1.30%                                                  --            --            --            --            --
1.35%                                                1.01            --            --            --            --
1.40%                                                  --            --            --            --            --
1.40%                                                1.34          1.64          1.15          1.70          2.22
1.45%                                                1.00            --            --            --            --
1.50%                                                1.00            --            --            --            --
1.55%                                                  --            --            --            --            --
1.60%                                                1.00            --            --            --            --
1.65%                                                1.00            --            --            --            --
1.70%                                                0.99            --            --            --            --
1.75%                                                  --            --            --            --            --
1.80%                                                0.99            --            --            --            --
1.85%                                                  --            --            --            --            --
1.90%                                                  --            --            --            --            --
1.95%                                                  --            --            --            --            --
2.00%                                                  --            --            --            --            --
2.05%                                                  --            --            --            --            --
2.10%                                                  --            --            --            --            --
2.15%                                                  --            --            --            --            --
2.20%                                                  --            --            --            --            --
2.25%                                                  --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------





                                                 JANUS ASPEN      NACM          OPCAP         OPPEN         OPPEN
                                                   WORLD,        SM CAP,      MANAGED,      CAP APPR       HI INC
SUBACCOUNT                                          INST          CL I          CL I           VA            VA
                                                --------------------------------------------------------------------
1.00%                                               $  --         $  --         $  --         $  --         $  --
1.05%                                                  --            --            --            --            --
1.10%                                                  --            --            --            --            --
1.15%                                                  --            --            --            --            --
1.20%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --            --            --
1.30%                                                  --            --            --            --            --
1.35%                                                  --            --            --            --            --
1.40%                                                  --            --            --            --            --
1.40%                                                1.22          1.32          2.21          1.37          0.35
1.45%                                                  --            --            --            --            --
1.50%                                                  --            --            --            --            --
1.55%                                                  --            --            --            --            --
1.60%                                                  --            --            --            --            --
1.65%                                                  --            --            --            --            --
1.70%                                                  --            --            --            --            --
1.75%                                                  --            --            --            --            --
1.80%                                                  --            --            --            --            --
1.85%                                                  --            --            --            --            --
1.90%                                                  --            --            --            --            --
1.95%                                                  --            --            --            --            --
2.00%                                                  --            --            --            --            --
2.05%                                                  --            --            --            --            --
2.10%                                                  --            --            --            --            --
2.15%                                                  --            --            --            --            --
2.20%                                                  --            --            --            --            --
2.25%                                                  --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
20  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT

                                                   PUT VT        PUT VT        PUT VT        PUT VT        PUT VT
                                                  DIV INC,      DIV INC,     GRO & INC,    GRO & INC,     HI YIELD,
SUBACCOUNT                                          CL IA         CL IB         CL IA         CL IB         CL IA
                                                --------------------------------------------------------------------
1.00%                                               $  --         $  --         $  --         $0.96         $  --
1.05%                                                  --            --            --            --            --
1.10%                                                  --            --            --          0.95            --
1.15%                                                  --            --            --          0.91            --
1.20%                                                  --            --            --          1.01            --
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --          0.90            --
1.30%                                                  --            --            --          1.21            --
1.35%                                                  --            --            --          0.92            --
1.40%                                                  --            --            --            --            --
1.40%                                                1.97          1.54          2.01          1.09          2.11
1.45%                                                  --            --            --          0.99            --
1.50%                                                  --            --            --          0.95            --
1.55%                                                  --            --            --          1.19            --
1.60%                                                  --            --            --          0.92            --
1.65%                                                  --            --            --          1.18            --
1.70%                                                  --            --            --          0.93            --
1.75%                                                  --            --            --          0.98            --
1.80%                                                  --            --            --          0.91            --
1.85%                                                  --            --            --          1.17            --
1.90%                                                  --            --            --            --            --
1.95%                                                  --            --            --            --            --
2.00%                                                  --            --            --            --            --
2.05%                                                  --            --            --            --            --
2.10%                                                  --            --            --            --            --
2.15%                                                  --            --            --            --            --
2.20%                                                  --            --            --            --            --
2.25%                                                  --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------





                                                   PUT VT        PUT VT        PUT VT        RVS VP        RVS VP
                                                  HI YIELD,     NEW OPP,      VOYAGER,        BAL,       CASH MGMT,
SUBACCOUNT                                          CL IB         CL IA         CL IB         CL 3          CL 3
                                                --------------------------------------------------------------------
1.00%                                               $  --         $  --         $  --         $0.97         $1.15
1.05%                                                  --            --            --            --          1.07
1.10%                                                  --            --            --          0.96          1.09
1.15%                                                  --            --            --          1.01          1.16
1.20%                                                  --            --            --            --          1.08
1.25%                                                  --            --            --            --            --
1.25%                                                  --            --            --          1.00          1.15
1.30%                                                  --            --            --            --          1.06
1.35%                                                  --            --            --          0.94          1.11
1.40%                                                  --            --            --            --            --
1.40%                                                1.57          1.79          1.41          1.90          1.33
1.45%                                                  --            --            --            --          1.06
1.50%                                                  --            --            --          0.89          1.10
1.55%                                                  --            --            --            --          1.05
1.60%                                                  --            --            --          0.92          1.09
1.65%                                                  --            --            --            --          1.04
1.70%                                                  --            --            --          1.01          1.02
1.75%                                                  --            --            --            --          1.04
1.80%                                                  --            --            --          0.99          1.01
1.85%                                                  --            --            --            --          1.02
1.90%                                                  --            --            --            --          1.04
1.95%                                                  --            --            --            --          1.04
2.00%                                                  --            --            --            --          1.03
2.05%                                                  --            --            --            --          1.03
2.10%                                                  --            --            --            --          1.03
2.15%                                                  --            --            --            --          1.02
2.20%                                                  --            --            --            --          1.02
2.25%                                                  --            --            --            --          1.00
--------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2009 ANNUAL REPORT  21

                                                          RVS VP        RVS VP        RVS VP        THDL VP
                                                         DIV BOND,      DYN EQ,    MID CAP GRO,    INTL OPP,
SUBACCOUNT                                                 CL 3          CL 3          CL 3          CL 3
                                                       ------------------------------------------------------
1.00%                                                      $1.27         $0.78         $1.43         $1.02
1.05%                                                       1.14          0.77          0.95          0.88
1.10%                                                       1.26          0.77          1.42            --
1.15%                                                       1.41          0.90          1.14          1.31
1.20%                                                       1.18          0.59          1.17          0.88
1.25%                                                         --            --            --            --
1.25%                                                       1.40          0.59          1.41          0.88
1.30%                                                       1.20          0.89          1.44          1.30
1.35%                                                       1.24          0.89          1.40          1.29
1.40%                                                         --            --            --            --
1.40%                                                       1.82          1.32          1.39          1.45
1.45%                                                       1.17          0.57          1.15          1.29
1.50%                                                       1.34          0.57          1.38          1.28
1.55%                                                       1.18          0.88          1.41          1.28
1.60%                                                       1.33          0.58          1.37          0.87
1.65%                                                       1.17          0.56          1.40          1.27
1.70%                                                       1.18          0.56          1.36          1.27
1.75%                                                       1.14          0.87          1.13          1.26
1.80%                                                       1.14          1.12          1.35          1.26
1.85%                                                       1.15          0.87          1.38          1.26
1.90%                                                       1.13          0.86          1.09          1.25
1.95%                                                       1.12          0.86          1.09          1.25
2.00%                                                       1.12          0.86          1.09          1.25
2.05%                                                       1.12          0.86          1.08          1.24
2.10%                                                       1.11          0.85          1.08          1.24
2.15%                                                       1.11          0.85          1.08          1.24
2.20%                                                       1.11          0.85          1.07          1.23
2.25%                                                       0.99          1.02            --          1.02
-------------------------------------------------------------------------------------------------------------



The following is a summary of units outstanding at Dec. 31, 2009:

                                                   INVESCO       INVESCO        AC VP         AC VP      JANUS ASPEN
                                                 VI CORE EQ,  VI INTL GRO,   INC & GRO,       VAL,          BAL,
                                                    SER I         SER I         CL I          CL I          INST
SUBACCOUNT                                      ------------  ------------  ------------  ------------  ------------
1.00%                                                39,363           --            --            --             --
1.05%                                                    --           --            --            --             --
1.10%                                               730,464           --            --            --             --
1.15%                                               149,184           --            --            --             --
1.20%                                               998,832           --            --            --             --
1.25%                                                    --           --            --            --             --
1.25%                                             2,664,496           --            --            --             --
1.30%                                                    --           --            --            --             --
1.35%                                             1,524,758           --            --            --             --
1.40%                                                    --           --            --            --             --
1.40%                                             3,385,298      772,683       424,299       372,911      1,456,143
1.45%                                             1,792,088           --            --            --             --
1.50%                                             1,588,617           --            --            --             --
1.55%                                                    --           --            --            --             --
1.60%                                             1,457,372           --            --            --             --
1.65%                                               191,392           --            --            --             --
1.70%                                               330,421           --            --            --             --
1.75%                                                    --           --            --            --             --
1.80%                                                12,041           --            --            --             --
1.85%                                                    --           --            --            --             --
1.90%                                                    --           --            --            --             --
1.95%                                                    --           --            --            --             --
2.00%                                                    --           --            --            --             --
2.05%                                                    --           --            --            --             --
2.10%                                                    --           --            --            --             --
2.15%                                                    --           --            --            --             --
2.20%                                                    --           --            --            --             --
2.25%                                                    --           --            --            --             --
--------------------------------------------------------------------------------------------------------------------
Total                                            14,864,326      772,683       424,299       372,911      1,456,143
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
22  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT

                                                 JANUS ASPEN      NACM          OPCAP         OPPEN         OPPEN
                                                   WORLD,        SM CAP,      MANAGED,      CAP APPR       HI INC
                                                    INST          CL I          CL I           VA            VA
SUBACCOUNT                                      ------------  ------------  ------------  ------------  ------------
1.00%                                                   --            --            --            --            --
1.05%                                                   --            --            --            --            --
1.10%                                                   --            --            --            --            --
1.15%                                                   --            --            --            --            --
1.20%                                                   --            --            --            --            --
1.25%                                                   --            --            --            --            --
1.25%                                                   --            --            --            --            --
1.30%                                                   --            --            --            --            --
1.35%                                                   --            --            --            --            --
1.40%                                                   --            --            --            --            --
1.40%                                              841,361       495,336       754,025       877,847       618,326
1.45%                                                   --            --            --            --            --
1.50%                                                   --            --            --            --            --
1.55%                                                   --            --            --            --            --
1.60%                                                   --            --            --            --            --
1.65%                                                   --            --            --            --            --
1.70%                                                   --            --            --            --            --
1.75%                                                   --            --            --            --            --
1.80%                                                   --            --            --            --            --
1.85%                                                   --            --            --            --            --
1.90%                                                   --            --            --            --            --
1.95%                                                   --            --            --            --            --
2.00%                                                   --            --            --            --            --
2.05%                                                   --            --            --            --            --
2.10%                                                   --            --            --            --            --
2.15%                                                   --            --            --            --            --
2.20%                                                   --            --            --            --            --
2.25%                                                   --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------
Total                                              841,361       495,336       754,025       877,847       618,326
--------------------------------------------------------------------------------------------------------------------





                                                   PUT VT        PUT VT        PUT VT        PUT VT        PUT VT
                                                  DIV INC,      DIV INC,     GRO & INC,    GRO & INC,     HI YIELD,
                                                    CL IA         CL IB         CL IA         CL IB         CL IA
SUBACCOUNT                                      ------------  ------------  ------------  ------------  ------------
1.00%                                                   --            --             --       211,973           --
1.05%                                                   --            --             --            --           --
1.10%                                                   --            --             --     1,228,474           --
1.15%                                                   --            --             --       166,358           --
1.20%                                                   --            --             --        30,778           --
1.25%                                                   --            --             --            --           --
1.25%                                                   --            --             --       600,405           --
1.30%                                                   --            --             --        65,969           --
1.35%                                                   --            --             --       893,558           --
1.40%                                                   --            --             --            --           --
1.40%                                              688,207       497,697      1,361,372     1,414,319      304,733
1.45%                                                   --            --             --        18,891           --
1.50%                                                   --            --             --        57,542           --
1.55%                                                   --            --             --        84,420           --
1.60%                                                   --            --             --            --           --
1.65%                                                   --            --             --        31,858           --
1.70%                                                   --            --             --         8,036           --
1.75%                                                   --            --             --            --           --
1.80%                                                   --            --             --            --           --
1.85%                                                   --            --             --         1,639           --
1.90%                                                   --            --             --            --           --
1.95%                                                   --            --             --            --           --
2.00%                                                   --            --             --            --           --
2.05%                                                   --            --             --            --           --
2.10%                                                   --            --             --            --           --
2.15%                                                   --            --             --            --           --
2.20%                                                   --            --             --            --           --
2.25%                                                   --            --             --            --           --
--------------------------------------------------------------------------------------------------------------------
Total                                              688,207       497,697      1,361,372     4,814,220      304,733
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2009 ANNUAL REPORT  23

                                                   PUT VT        PUT VT        PUT VT        RVS VP        RVS VP
                                                  HI YIELD,     NEW OPP,      VOYAGER,        BAL,       CASH MGMT,
                                                    CL IB         CL IA         CL IB         CL 3          CL 3
SUBACCOUNT                                      ------------  ------------  ------------  ------------  ------------
1.00%                                                   --            --            --        235,139        491,725
1.05%                                                   --            --            --             --      6,728,626
1.10%                                                   --            --            --        415,713      3,442,012
1.15%                                                   --            --            --         84,368        826,771
1.20%                                                   --            --            --             --      4,705,717
1.25%                                                   --            --            --             --             --
1.25%                                                   --            --            --        114,458      3,153,196
1.30%                                                   --            --            --             --      2,325,341
1.35%                                                   --            --            --        470,534      6,193,979
1.40%                                                   --            --            --             --             --
1.40%                                              254,529       939,508       830,639      1,035,702      4,416,754
1.45%                                                   --            --            --             --      5,787,565
1.50%                                                   --            --            --        635,003      4,792,351
1.55%                                                   --            --            --             --      4,950,285
1.60%                                                   --            --            --      1,004,498      2,289,197
1.65%                                                   --            --            --             --      3,351,275
1.70%                                                   --            --            --          8,918     19,620,799
1.75%                                                   --            --            --             --      8,933,637
1.80%                                                   --            --            --             --      1,527,710
1.85%                                                   --            --            --             --      1,257,543
1.90%                                                   --            --            --             --     11,536,202
1.95%                                                   --            --            --             --      4,616,573
2.00%                                                   --            --            --             --        134,890
2.05%                                                   --            --            --             --      1,049,584
2.10%                                                   --            --            --             --      2,602,160
2.15%                                                   --            --            --             --      2,520,747
2.20%                                                   --            --            --             --         73,379
2.25%                                                   --            --            --             --             --
--------------------------------------------------------------------------------------------------------------------
Total                                              254,529       939,508       830,639      4,004,333    107,328,018
--------------------------------------------------------------------------------------------------------------------





                                                          RVS VP        RVS VP        RVS VP        THDL VP
                                                         DIV BOND,      DYN EQ,    MID CAP GRO,    INTL OPP,
                                                           CL 3          CL 3          CL 3          CL 3
SUBACCOUNT                                             ------------  ------------  ------------  ------------
1.00%                                                       712,773      307,245           526           --
1.05%                                                    36,842,332       27,543            --           --
1.10%                                                     2,714,142    2,034,579        26,787           --
1.15%                                                     1,984,073    2,486,303       162,198           --
1.20%                                                    22,807,550    1,471,739        65,029           --
1.25%                                                            --           --            --           --
1.25%                                                     9,459,576    3,082,421         2,914        5,359
1.30%                                                     2,463,322    2,446,020       105,528           --
1.35%                                                    15,484,307    5,681,982       237,409        3,439
1.40%                                                            --           --            --           --
1.40%                                                     9,757,155    3,447,124     1,183,640      569,713
1.45%                                                    22,157,322    4,016,803        40,967           --
1.50%                                                    11,383,411    7,534,357       180,245           --
1.55%                                                     6,388,365    2,051,726       139,962          585
1.60%                                                     3,775,779    3,726,153       223,595        6,160
1.65%                                                    10,095,855    3,716,260        70,678          383
1.70%                                                    84,970,806   12,306,437       406,236       13,110
1.75%                                                    36,125,942    3,242,452        70,556        7,459
1.80%                                                     2,033,959      708,699       108,178           --
1.85%                                                     3,965,820    1,020,186        98,207           --
1.90%                                                    52,731,532    9,323,084       701,898        1,624
1.95%                                                    21,271,523    2,865,859            --       16,493
2.00%                                                       486,398      279,341        35,573           --
2.05%                                                     3,293,238      414,680        33,731           --
2.10%                                                     7,804,858    1,650,989        95,466           --
2.15%                                                     4,822,058      947,905           406           --
2.20%                                                        59,412           --            --           --
2.25%                                                            --           --            --           --
-------------------------------------------------------------------------------------------------------------
Total                                                   373,591,508   74,789,887     3,989,729      624,325
-------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
24  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT

The following is a summary of net assets at Dec. 31, 2009:

                                                   INVESCO       INVESCO        AC VP         AC VP      JANUS ASPEN
                                                 VI CORE EQ,  VI INTL GRO,   INC & GRO,       VAL,          BAL,
SUBACCOUNT                                          SER I         SER I         CL I          CL I          INST
                                                --------------------------------------------------------------------
1.00%                                            $    40,135   $       --     $     --      $     --     $       --
1.05%                                                     --           --           --            --             --
1.10%                                                742,010           --           --            --             --
1.15%                                                151,264           --           --            --             --
1.20%                                              1,010,917           --           --            --             --
1.25%                                                     --           --           --            --             --
1.25%                                              2,691,807           --           --            --             --
1.30%                                                     --           --           --            --             --
1.35%                                              1,534,708           --           --            --             --
1.40%                                                     --           --           --            --             --
1.40%                                              4,550,930    1,265,816      489,866       634,361      3,229,796
1.45%                                              1,797,208           --           --            --             --
1.50%                                              1,590,221           --           --            --             --
1.55%                                                     --           --           --            --             --
1.60%                                              1,453,487           --           --            --             --
1.65%                                                190,540           --           --            --             --
1.70%                                                328,331           --           --            --             --
1.75%                                                     --           --           --            --             --
1.80%                                                 11,921           --           --            --             --
1.85%                                                     --           --           --            --             --
1.90%                                                     --           --           --            --             --
1.95%                                                     --           --           --            --             --
2.00%                                                     --           --           --            --             --
2.05%                                                     --           --           --            --             --
2.10%                                                     --           --           --            --             --
2.15%                                                     --           --           --            --             --
2.20%                                                     --           --           --            --             --
2.25%                                                     --           --           --            --             --
--------------------------------------------------------------------------------------------------------------------
Total                                            $16,093,479   $1,265,816     $489,866      $634,361     $3,229,796
--------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2009 ANNUAL REPORT  25

                                                 JANUS ASPEN      NACM          OPCAP         OPPEN         OPPEN
                                                   WORLD,        SM CAP,      MANAGED,      CAP APPR       HI INC
                                                    INST          CL I          CL I           VA            VA
SUBACCOUNT                                      ------------  ------------  ------------  ------------  ------------
1.00%                                            $       --     $     --     $       --    $       --     $     --
1.05%                                                    --           --             --            --           --
1.10%                                                    --           --             --            --           --
1.15%                                                    --           --             --            --           --
1.20%                                                    --           --             --            --           --
1.25%                                                    --           --             --            --           --
1.25%                                                    --           --             --            --           --
1.30%                                                    --           --             --            --           --
1.35%                                                    --           --             --            --           --
1.40%                                                    --           --             --            --           --
1.40%                                             1,023,056      654,849      1,668,857     1,205,776      214,511
1.45%                                                    --           --             --            --           --
1.50%                                                    --           --             --            --           --
1.55%                                                    --           --             --            --           --
1.60%                                                    --           --             --            --           --
1.65%                                                    --           --             --            --           --
1.70%                                                    --           --             --            --           --
1.75%                                                    --           --             --            --           --
1.80%                                                    --           --             --            --           --
1.85%                                                    --           --             --            --           --
1.90%                                                    --           --             --            --           --
1.95%                                                    --           --             --            --           --
2.00%                                                    --           --             --            --           --
2.05%                                                    --           --             --            --           --
2.10%                                                    --           --             --            --           --
2.15%                                                    --           --             --            --           --
2.20%                                                    --           --             --            --           --
2.25%                                                    --           --             --            --           --
--------------------------------------------------------------------------------------------------------------------
Total                                            $1,023,056     $654,849     $1,668,857    $1,205,776     $214,511
--------------------------------------------------------------------------------------------------------------------





                                                   PUT VT        PUT VT        PUT VT        PUT VT        PUT VT
                                                  DIV INC,      DIV INC,     GRO & INC,    GRO & INC,     HI YIELD,
                                                    CL IA         CL IB         CL IA         CL IB         CL IA
SUBACCOUNT                                      ------------  ------------  ------------  ------------  ------------
1.00%                                            $       --     $     --     $       --    $  202,531     $     --
1.05%                                                    --           --             --            --           --
1.10%                                                    --           --             --     1,162,487           --
1.15%                                                    --           --             --       151,622           --
1.20%                                                    --           --             --        31,079           --
1.25%                                                    --           --             --            --           --
1.25%                                                    --           --             --       541,734           --
1.30%                                                    --           --             --        79,926           --
1.35%                                                    --           --             --       825,492           --
1.40%                                                    --           --             --            --           --
1.40%                                             1,364,472      765,202      2,746,019     1,534,919      643,529
1.45%                                                    --           --             --        18,784           --
1.50%                                                    --           --             --        54,494           --
1.55%                                                    --           --             --       100,528           --
1.60%                                                    --           --             --            98           --
1.65%                                                    --           --             --        37,677           --
1.70%                                                    --           --             --         7,490           --
1.75%                                                    --           --             --            93           --
1.80%                                                    --           --             --            85           --
1.85%                                                    --           --             --         1,910           --
1.90%                                                    --           --             --            --           --
1.95%                                                    --           --             --            --           --
2.00%                                                    --           --             --            --           --
2.05%                                                    --           --             --            --           --
2.10%                                                    --           --             --            --           --
2.15%                                                    --           --             --            --           --
2.20%                                                    --           --             --            --           --
2.25%                                                    --           --             --            --           --
--------------------------------------------------------------------------------------------------------------------
Total                                            $1,364,472     $765,202     $2,746,019    $4,750,949     $643,529
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
26  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT

                                                   PUT VT        PUT VT        PUT VT        RVS VP        RVS VP
                                                  HI YIELD,     NEW OPP,      VOYAGER,        BAL,       CASH MGMT,
                                                    CL IB         CL IA         CL IB         CL 3          CL 3
SUBACCOUNT                                      ------------  ------------  ------------  ------------  ------------
1.00%                                             $     --     $       --    $       --    $  227,628   $    565,396
1.05%                                                   --             --            --            --      7,168,757
1.10%                                                   --             --            --       399,398      3,755,741
1.15%                                                   --             --            --        85,381        958,174
1.20%                                                   --             --            --            --      5,073,086
1.25%                                                   --             --            --            --             --
1.25%                                                   --             --            --       114,646      3,623,328
1.30%                                                   --             --            --            --      2,473,546
1.35%                                                   --             --            --       440,484      6,891,478
1.40%                                                   --             --            --            --             --
1.40%                                              399,149      1,684,181     1,167,781     1,973,234      5,883,913
1.45%                                                   --             --            --            --      6,142,745
1.50%                                                   --             --            --       562,629      5,253,776
1.55%                                                   --             --            --            --      5,177,101
1.60%                                                   --             --            --       921,883      2,492,553
1.65%                                                   --             --            --            --      3,480,121
1.70%                                                   --             --            --         9,030     19,958,434
1.75%                                                   --             --            --            --      9,311,233
1.80%                                                   --             --            --            64      1,547,178
1.85%                                                   --             --            --            --      1,287,609
1.90%                                                   --             --            --            --     11,993,858
1.95%                                                   --             --            --            --      4,785,923
2.00%                                                   --             --            --            --        139,390
2.05%                                                   --             --            --            --      1,082,111
2.10%                                                   --             --            --            --      2,675,118
2.15%                                                   --             --            --            --      2,583,715
2.20%                                                   --             --            --            --         75,030
2.25%                                                   --             --            --            --          2,071
--------------------------------------------------------------------------------------------------------------------
Total                                             $399,149     $1,684,181    $1,167,781    $4,734,377   $114,381,385
--------------------------------------------------------------------------------------------------------------------





                                                          RVS VP        RVS VP        RVS VP        THDL VP
                                                         DIV BOND,      DYN EQ,    MID CAP GRO,    INTL OPP,
                                                           CL 3          CL 3          CL 3          CL 3
SUBACCOUNT                                             ------------  ------------  ------------  ------------
1.00%                                                  $    908,200   $   238,906   $      753     $     74
1.05%                                                    41,976,823        21,334           73           68
1.10%                                                     3,432,208     1,576,011       38,082           --
1.15%                                                     2,800,620     2,242,518      184,966           68
1.20%                                                    26,994,181       866,910       76,070           67
1.25%                                                            --            --           --           --
1.25%                                                    13,220,549     1,806,742        4,124        4,703
1.30%                                                     2,946,929     2,187,975      151,735           58
1.35%                                                    19,215,181     5,067,757      331,317        4,514
1.40%                                                            --            --           --           --
1.40%                                                    17,761,931     4,547,943    1,646,021      826,470
1.45%                                                    25,823,650     2,308,812       47,185           82
1.50%                                                    15,306,655     4,309,268      248,892           65
1.55%                                                     7,510,745     1,809,169      197,685          813
1.60%                                                     5,033,857     2,161,197      306,447        5,336
1.65%                                                    11,787,541     2,094,432       99,168          487
1.70%                                                   100,239,937     6,877,598      552,645       16,624
1.75%                                                    41,333,277     2,827,005       79,778        9,424
1.80%                                                     2,319,311       795,868      146,132           64
1.85%                                                     4,546,532       884,424      135,896           64
1.90%                                                    59,466,780     8,059,693      767,023        2,098
1.95%                                                    23,919,582     2,470,421           58       20,617
2.00%                                                       545,433       240,136       38,662           63
2.05%                                                     3,682,090       355,416       36,488           63
2.10%                                                     8,702,021     1,411,037      103,060           62
2.15%                                                     5,361,782       807,949          494           74
2.20%                                                        65,769            74           56           62
2.25%                                                            74            76           --           74
-------------------------------------------------------------------------------------------------------------
Total                                                  $444,901,658   $55,968,671   $5,192,810     $892,094
-------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2009 ANNUAL REPORT  27

9. FINANCIAL HIGHLIGHTS
The following is a summary for each period in the five year period ended Dec. 31, 2009 of units, net assets and investment income ratios in addition to the accumulation unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense.

                     AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
     ----------------------------------------- ----------------------------------------------------------------
                      ACCUMULATION
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
INVESCO VI CORE EQ, SER I
2009        14,864  $1.02  to  $0.99   $16,093         1.75%    1.00%   to  1.80%    27.02%    to   26.01%
2008        18,619  $0.80  to  $0.79   $15,915         1.89%    1.00%   to  1.80%   (30.84%)   to  (31.39%)
2007        25,151  $1.16  to  $1.15   $31,183         1.02%    1.00%   to  1.80%     7.04%    to    6.18%
2006        31,151  $1.08  to  $1.08   $36,389         0.77%    1.00%   to  1.80%     8.43%(5) to    7.85%(5)
2005         3,274  $1.26  to  $1.26    $4,117         1.38%    1.40%   to  1.40%     3.85%    to    3.85%
---------------------------------------------------------------------------------------------------------------
INVESCO VI INTL GRO, SER I
2009           773  $1.64  to  $1.64    $1,266         1.50%    1.40%   to  1.40%    33.36%    to   33.36%
2008           836  $1.23  to  $1.23    $1,027         0.50%    1.40%   to  1.40%   (41.21%)   to  (41.21%)
2007         1,067  $2.09  to  $2.09    $2,229         0.37%    1.40%   to  1.40%    13.12%    to   13.12%
2006         1,395  $1.85  to  $1.85    $2,577         0.96%    1.40%   to  1.40%    26.46%    to   26.46%
2005         1,766  $1.46  to  $1.46    $2,579         0.63%    1.40%   to  1.40%    16.29%    to   16.29%
---------------------------------------------------------------------------------------------------------------
AC VP INC & GRO, CL I
2009           424  $1.15  to  $1.15      $490         4.99%    1.40%   to  1.40%    16.46%    to   16.46%
2008           555  $0.99  to  $0.99      $550         2.20%    1.40%   to  1.40%   (35.50%)   to  (35.50%)
2007           747  $1.54  to  $1.54    $1,148         1.97%    1.40%   to  1.40%    (1.46%)   to   (1.46%)
2006           962  $1.56  to  $1.56    $1,501         2.03%    1.40%   to  1.40%    15.47%    to   15.47%
2005         1,390  $1.35  to  $1.35    $1,878         1.96%    1.40%   to  1.40%     3.18%    to    3.18%
---------------------------------------------------------------------------------------------------------------
AC VP VAL, CL I
2009           373  $1.70  to  $1.70      $634         5.82%    1.40%   to  1.40%    18.20%    to   18.20%
2008           456  $1.44  to  $1.44      $656         2.56%    1.40%   to  1.40%   (27.80%)   to  (27.80%)
2007           588  $1.99  to  $1.99    $1,172         1.72%    1.40%   to  1.40%    (6.46%)   to   (6.46%)
2006           816  $2.13  to  $2.13    $1,739         1.49%    1.40%   to  1.40%    17.01%    to   17.01%
2005         1,092  $1.82  to  $1.82    $1,989         0.87%    1.40%   to  1.40%     3.58%    to    3.58%
---------------------------------------------------------------------------------------------------------------
JANUS ASPEN BAL, INST
2009         1,456  $2.22  to  $2.22    $3,230         2.95%    1.40%   to  1.40%    24.14%    to   24.14%
2008         1,819  $1.79  to  $1.79    $3,250         2.52%    1.40%   to  1.40%   (17.01%)   to  (17.01%)
2007         2,498  $2.15  to  $2.15    $5,378         2.35%    1.40%   to  1.40%     8.99%    to    8.99%
2006         3,777  $1.98  to  $1.98    $7,461         2.01%    1.40%   to  1.40%     9.19%    to    9.19%
2005         5,177  $1.81  to  $1.81    $9,366         2.22%    1.40%   to  1.40%     6.45%    to    6.45%
---------------------------------------------------------------------------------------------------------------
JANUS ASPEN WORLD, INST
2009           841  $1.22  to  $1.22    $1,023         1.42%    1.40%   to  1.40%    35.79%    to   35.79%
2008           962  $0.90  to  $0.90      $866         1.14%    1.40%   to  1.40%   (45.43%)   to  (45.43%)
2007         1,308  $1.64  to  $1.64    $2,156         0.70%    1.40%   to  1.40%     8.10%    to    8.10%
2006         1,907  $1.52  to  $1.52    $2,903         1.68%    1.40%   to  1.40%    16.57%    to   16.57%
2005         2,653  $1.30  to  $1.30    $3,462         1.34%    1.40%   to  1.40%     4.40%    to    4.40%
---------------------------------------------------------------------------------------------------------------
NACM SM CAP, CL I
2009           495  $1.32  to  $1.32      $655         0.05%    1.40%   to  1.40%    13.97%    to   13.97%
2008           612  $1.16  to  $1.16      $710            --    1.40%   to  1.40%   (42.45%)   to  (42.45%)
2007           851  $2.02  to  $2.02    $1,716            --    1.40%   to  1.40%    (0.83%)   to   (0.83%)
2006         1,174  $2.03  to  $2.03    $2,385            --    1.40%   to  1.40%    22.36%    to   22.36%
2005         1,533  $1.66  to  $1.66    $2,546            --    1.40%   to  1.40%    (1.33%)   to   (1.33%)
---------------------------------------------------------------------------------------------------------------
OPCAP MANAGED, CL I
2009           754  $2.21  to  $2.21    $1,669         2.43%    1.40%   to  1.40%    22.97%    to   22.97%
2008           878  $1.80  to  $1.80    $1,580         3.14%    1.40%   to  1.40%   (30.67%)   to  (30.67%)
2007         1,090  $2.59  to  $2.59    $2,828         2.12%    1.40%   to  1.40%     1.51%    to    1.51%
2006         1,404  $2.55  to  $2.55    $3,589         1.93%    1.40%   to  1.40%     8.13%    to    8.13%
2005         1,932  $2.36  to  $2.36    $4,568         1.32%    1.40%   to  1.40%     3.82%    to    3.82%
---------------------------------------------------------------------------------------------------------------
OPPEN CAP APPR VA
2009           878  $1.37  to  $1.37    $1,206         0.32%    1.40%   to  1.40%    42.51%    to   42.51%
2008         1,062  $0.96  to  $0.96    $1,024         0.16%    1.40%   to  1.40%   (46.28%)   to  (46.28%)
2007         1,515  $1.79  to  $1.79    $2,719         0.25%    1.40%   to  1.40%    12.55%    to   12.55%
2006         2,159  $1.59  to  $1.59    $3,441         0.41%    1.40%   to  1.40%     6.45%    to    6.45%
2005         2,982  $1.50  to  $1.50    $4,465         0.97%    1.40%   to  1.40%     3.64%    to    3.64%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
28  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT

                     AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
     ----------------------------------------- ----------------------------------------------------------------
                      ACCUMULATION
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
OPPEN HI INC VA
2009           618  $0.35  to  $0.35      $215            --    1.40%   to  1.40%    23.58%    to   23.58%
2008           763  $0.28  to  $0.28      $214         8.20%    1.40%   to  1.40%   (78.97%)   to  (78.97%)
2007         1,012  $1.33  to  $1.33    $1,351         7.65%    1.40%   to  1.40%    (1.50%)   to   (1.50%)
2006         1,307  $1.36  to  $1.36    $1,770         8.35%    1.40%   to  1.40%     7.91%    to    7.91%
2005         1,977  $1.26  to  $1.26    $2,482         6.94%    1.40%   to  1.40%     0.90%    to    0.90%
---------------------------------------------------------------------------------------------------------------
PUT VT DIV INC, CL IA
2009           688  $1.97  to  $1.97    $1,364         7.42%    1.40%   to  1.40%    52.68%    to   52.68%
2008           832  $1.29  to  $1.29    $1,080         6.58%    1.40%   to  1.40%   (31.96%)   to  (31.96%)
2007         1,101  $1.90  to  $1.90    $2,099         5.26%    1.40%   to  1.40%     2.74%    to    2.74%
2006         1,459  $1.85  to  $1.85    $2,704         6.40%    1.40%   to  1.40%     5.13%    to    5.13%
2005         2,144  $1.76  to  $1.76    $3,778         7.96%    1.40%   to  1.40%     1.85%    to    1.85%
---------------------------------------------------------------------------------------------------------------
PUT VT DIV INC, CL IB
2009           498  $1.54  to  $1.54      $765         7.32%    1.40%   to  1.40%    53.20%    to   53.20%
2008           646  $1.00  to  $1.00      $648         6.62%    1.40%   to  1.40%   (31.78%)   to  (31.78%)
2007           999  $1.47  to  $1.47    $1,469         5.19%    1.40%   to  1.40%     2.68%    to    2.68%
2006         1,382  $1.43  to  $1.43    $1,980         6.06%    1.40%   to  1.40%     4.82%    to    4.82%
2005         1,973  $1.37  to  $1.37    $2,696         7.43%    1.40%   to  1.40%     1.62%    to    1.62%
---------------------------------------------------------------------------------------------------------------
PUT VT GRO & INC, CL IA
2009         1,361  $2.01  to  $2.01    $2,746         3.07%    1.40%   to  1.40%    28.35%    to   28.35%
2008         1,504  $1.57  to  $1.57    $2,360         2.64%    1.40%   to  1.40%   (39.42%)   to  (39.42%)
2007         1,940  $2.59  to  $2.59    $5,023         1.61%    1.40%   to  1.40%    (7.11%)   to   (7.11%)
2006         2,471  $2.79  to  $2.79    $6,889         4.44%    1.40%   to  1.40%    14.58%    to   14.58%
2005         3,345  $2.43  to  $2.43    $8,139         1.92%    1.40%   to  1.40%     4.04%    to    4.04%
---------------------------------------------------------------------------------------------------------------
PUT VT GRO & INC, CL IB
2009         4,814  $0.96  to  $1.17    $4,751         2.87%    1.00%   to  1.85%    28.52%    to   27.43%
2008         6,171  $0.74  to  $0.92    $4,745         2.27%    1.00%   to  1.85%   (39.31%)   to  (39.82%)
2007         8,110  $1.22  to  $1.52   $10,311         1.33%    1.00%   to  1.85%    (6.98%)   to   (7.77%)
2006         9,523  $1.32  to  $1.65   $13,139         1.57%    1.00%   to  1.85%    14.76%    to   13.79%
2005        11,028  $1.15  to  $1.45   $13,318         1.57%    1.00%   to  1.85%     4.18%    to    3.30%
---------------------------------------------------------------------------------------------------------------
PUT VT HI YIELD, CL IA
2009           305  $2.11  to  $2.11      $644        10.48%    1.40%   to  1.40%    48.23%    to   48.23%
2008           394  $1.42  to  $1.42      $562         9.91%    1.40%   to  1.40%   (27.04%)   to  (27.04%)
2007           499  $1.95  to  $1.95      $975         8.39%    1.40%   to  1.40%     1.87%    to    1.87%
2006           651  $1.91  to  $1.91    $1,247         8.35%    1.40%   to  1.40%     9.07%    to    9.07%
2005           870  $1.75  to  $1.75    $1,529         9.11%    1.40%   to  1.40%     2.04%    to    2.04%
---------------------------------------------------------------------------------------------------------------
PUT VT HI YIELD, CL IB
2009           255  $1.57  to  $1.57      $399        11.22%    1.40%   to  1.40%    48.10%    to   48.10%
2008           379  $1.06  to  $1.06      $401        10.13%    1.40%   to  1.40%   (27.10%)   to  (27.10%)
2007           517  $1.45  to  $1.45      $751         8.11%    1.40%   to  1.40%     1.36%    to    1.36%
2006           677  $1.43  to  $1.43      $970         8.13%    1.40%   to  1.40%     9.00%    to    9.00%
2005           974  $1.31  to  $1.31    $1,280         8.15%    1.40%   to  1.40%     1.67%    to    1.67%
---------------------------------------------------------------------------------------------------------------
PUT VT NEW OPP, CL IA
2009           940  $1.79  to  $1.79    $1,684         0.68%    1.40%   to  1.40%    30.64%    to   30.64%
2008         1,071  $1.37  to  $1.37    $1,469         0.31%    1.40%   to  1.40%   (39.47%)   to  (39.47%)
2007         1,280  $2.27  to  $2.27    $2,901         0.17%    1.40%   to  1.40%     4.54%    to    4.54%
2006         1,595  $2.17  to  $2.17    $3,458         0.19%    1.40%   to  1.40%     7.32%    to    7.32%
2005         2,187  $2.02  to  $2.02    $4,420         0.39%    1.40%   to  1.40%     8.80%    to    8.80%
---------------------------------------------------------------------------------------------------------------
PUT VT VOYAGER, CL IB
2009           831  $1.41  to  $1.41    $1,168         0.85%    1.40%   to  1.40%    61.62%    to   61.62%
2008         1,004  $0.87  to  $0.87      $874            --    1.40%   to  1.40%   (37.91%)   to  (37.91%)
2007         1,304  $1.40  to  $1.40    $1,826            --    1.40%   to  1.40%     4.04%    to    4.04%
2006         1,946  $1.35  to  $1.35    $2,620         0.12%    1.40%   to  1.40%     3.97%    to    3.97%
2005         2,658  $1.30  to  $1.30    $3,443         0.70%    1.40%   to  1.40%     4.23%    to    4.23%
---------------------------------------------------------------------------------------------------------------
RVS VP BAL, CL 3
2009         4,004  $0.97  to  $0.99    $4,734            --    1.00%   to  1.80%    22.99%    to   22.01%
2008         4,838  $0.79  to  $0.81    $4,671         0.24%    1.00%   to  1.80%   (30.61%)   to  (31.17%)
2007         5,727  $1.13  to  $1.18    $8,314         2.85%    1.00%   to  1.80%     0.72%    to   (0.09%)
2006         6,381  $1.13  to  $1.18    $9,672         2.49%    1.00%   to  1.80%    13.25%    to   12.35%
2005         7,089  $0.99  to  $1.05   $10,143         2.57%    1.00%   to  1.80%     2.89%    to    2.06%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2009 ANNUAL REPORT  29

                     AT DEC. 31                                   FOR THE YEAR ENDED DEC. 31
     ----------------------------------------- ----------------------------------------------------------------
                      ACCUMULATION
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
RVS VP CASH MGMT, CL 3
2009       107,328  $1.15  to  $1.00  $114,381         0.05%    1.00%   to  2.25%    (0.84%)   to   (0.19%)(7)
2008        68,113  $1.16  to  $1.04   $74,835         2.21%    1.00%   to  2.20%     1.23%    to    0.12%
2007        44,459  $1.15  to  $1.04   $48,814         4.72%    1.00%   to  2.20%     3.78%    to    2.54%
2006        31,639  $1.10  to  $1.02   $34,059         4.40%    1.00%   to  2.20%     3.45%    to    2.22%
2005        26,657  $1.07  to  $0.99   $28,914         2.59%    1.00%   to  2.20%     1.59%    to    0.39%
---------------------------------------------------------------------------------------------------------------
RVS VP DIV BOND, CL 3
2009       373,592  $1.27  to  $0.99  $444,902         4.29%    1.00%   to  2.25%    13.28%    to   (1.51%)(7)
2008       344,544  $1.12  to  $0.99  $365,065         0.41%    1.00%   to  2.20%    (7.25%)   to   (8.35%)
2007       314,829  $1.21  to  $1.08  $364,190         4.76%    1.00%   to  2.20%     4.15%    to    2.90%
2006       168,698  $1.16  to  $1.05  $190,300         4.43%    1.00%   to  2.20%     3.37%    to    2.15%
2005        30,043  $1.13  to  $1.03   $38,123         3.71%    1.00%   to  2.20%     1.10%    to   (0.09%)
---------------------------------------------------------------------------------------------------------------
RVS VP DYN EQ, CL 3
2009        74,790  $0.78  to  $1.02   $55,969            --    1.00%   to  2.25%    22.92%    to    1.77%(7)
2008        80,265  $0.63  to  $0.70   $48,990         0.22%    1.00%   to  2.20%   (42.74%)   to  (43.42%)
2007        85,164  $1.10  to  $1.24   $91,451         1.31%    1.00%   to  2.20%     1.90%    to    0.68%
2006        95,900  $1.08  to  $1.23  $102,345         1.19%    1.00%   to  2.20%     8.36%(4) to   12.78%
2005        90,004  $1.11  to  $1.09   $85,540         1.14%    1.15%   to  2.20%     4.96%    to    3.87%
---------------------------------------------------------------------------------------------------------------
RVS VP MID CAP GRO, CL 3
2009         3,990  $1.43  to  $1.07    $5,193            --    1.00%   to  2.20%    61.78%    to   59.85%
2008         5,180  $0.89  to  $0.67    $4,189         0.02%    1.00%   to  2.20%   (45.40%)   to  (46.04%)
2007         5,283  $1.62  to  $1.25    $7,905         0.05%    1.00%   to  2.20%    12.60%    to   11.25%
2006         6,311  $1.44  to  $1.12    $8,457         0.24%    1.00%   to  2.20%    (1.06%)   to   (2.24%)
2005         4,660  $1.46  to  $1.15    $6,202            --    1.00%   to  2.20%     9.03%    to    7.73%
---------------------------------------------------------------------------------------------------------------
THDL VP INTL OPP, CL 3
2009           624  $1.02  to  $1.02      $892         1.57%    1.00%   to  2.25%     1.92%(7) to    1.81%(7)
2008           764  $0.70  to  $0.99      $868         2.35%    1.05%   to  2.20%   (41.06%)   to  (41.73%)
2007           879  $1.19  to  $1.70    $1,713         0.99%    1.05%   to  2.20%    11.50%    to   10.22%
2006         1,422  $1.07  to  $1.54    $2,439         1.88%    1.05%   to  2.20%     6.51%(6) to   21.48%
2005         1,686  $1.29  to  $1.27    $2,378         1.38%    1.15%   to  2.20%    12.55%    to   11.38%
---------------------------------------------------------------------------------------------------------------



 (1)These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.
 (2)These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
 (3)These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.
 (4)New subaccount operations commenced on March 17, 2006.
 (5)New subaccount operations commenced on April 28, 2006.
 (6)New subaccount operations commenced on May 1, 2006.
 (7)New subaccount operations commenced on Nov. 30, 2009.


--------------------------------------------------------------------------------
30  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT

CONDENSED FINANCIAL INFORMATION (UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in parentheses.

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                     2009    2008     2007     2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND, SERIES I SHARES (10/30/1997)
(PREVIOUSLY AIM V.I. CORE EQUITY FUND, SERIES I SHARES)
Accumulation unit value at
beginning of period                    $1.06    $1.54    $1.45   $1.26   $1.21   $1.13   $0.92   $1.10   $1.45    $1.72
Accumulation unit value at end of
period                                 $1.34    $1.06    $1.54   $1.45   $1.26   $1.21   $1.13   $0.92   $1.10    $1.45
Number of accumulation units
outstanding at end of period (000
omitted)                               3,385    4,142    5,535   7,315   3,274   4,188   4,903   5,619   6,927    7,597
---------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES I SHARES (10/30/1997)
(PREVIOUSLY AIM V.I. INTERNATIONAL GROWTH FUND, SERIES I SHARES)
Accumulation unit value at
beginning of period                    $1.23    $2.09    $1.85   $1.46   $1.26   $1.03   $0.81   $0.97   $1.29    $1.77
Accumulation unit value at end of
period                                 $1.64    $1.23    $2.09   $1.85   $1.46   $1.26   $1.03   $0.81   $0.97    $1.29
Number of accumulation units
outstanding at end of period (000
omitted)                                 773      836    1,067   1,395   1,766   2,223   2,748   2,968   3,616    3,510
---------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INCOME & GROWTH, CLASS I (10/05/1998)
Accumulation unit value at
beginning of period                    $0.99    $1.54    $1.56   $1.35   $1.31   $1.18   $0.92   $1.16   $1.28    $1.46
Accumulation unit value at end of
period                                 $1.15    $0.99    $1.54   $1.56   $1.35   $1.31   $1.18   $0.92   $1.16    $1.28
Number of accumulation units
outstanding at end of period (000
omitted)                                 424      555      747     962   1,390   1,530   1,720   1,915   2,134    2,294
---------------------------------------------------------------------------------------------------------------------------

AMERICAN CENTURY VP VALUE, CLASS
I (10/05/1998) Accumulation unit
value at beginning of period           $1.44    $1.99    $2.13   $1.82   $1.76   $1.56   $1.23   $1.42   $1.28    $1.10
Accumulation unit value at end of
period                                 $1.70    $1.44    $1.99   $2.13   $1.82   $1.76   $1.56   $1.23   $1.42    $1.28
Number of accumulation units
outstanding at end of period (000
omitted)                                 373      456      588     816   1,092   1,163   1,280   1,440   1,719    1,929
---------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED PORTFOLIO: INSTITUTIONAL SHARES (10/30/1997)
Accumulation unit value at
beginning of period                    $1.79    $2.15    $1.98   $1.81   $1.70   $1.59   $1.41   $1.53   $1.63    $1.69
Accumulation unit value at end of
period                                 $2.22    $1.79    $2.15   $1.98   $1.81   $1.70   $1.59   $1.41   $1.53    $1.63
Number of accumulation units
outstanding at end of period (000
omitted)                               1,456    1,819    2,498   3,777   5,177   6,202   7,217   8,096   9,901   11,285
---------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE PORTFOLIO: INSTITUTIONAL SHARES (10/30/1997)
Accumulation unit value at
beginning of period                    $0.90    $1.64    $1.52   $1.30   $1.25   $1.21   $0.99   $1.34   $1.76    $2.11
Accumulation unit value at end of
period                                 $1.22    $0.90    $1.64   $1.52   $1.30   $1.25   $1.21   $0.99   $1.34    $1.76
Number of accumulation units
outstanding at end of period (000
omitted)                                 841      962    1,308   1,907   2,653   3,304   3,909   4,305   5,322    5,746
---------------------------------------------------------------------------------------------------------------------------
NACM SMALL CAP PORTFOLIO, CLASS I* (10/30/1997)
(PREVIOUSLY NACM SMALL CAP PORTFOLIO)
Accumulation unit value at
beginning of period                    $1.16    $2.02    $2.03   $1.66   $1.68   $1.45   $1.03   $1.33   $1.25    $0.88
Accumulation unit value at end of
period                                 $1.32    $1.16    $2.02   $2.03   $1.66   $1.68   $1.45   $1.03   $1.33    $1.25
Number of accumulation units
outstanding at end of period (000
omitted)                                 495      612      851   1,174   1,533   1,781   2,149   2,331   2,776    3,515
*NACM Small Cap Portfolio, Class I liquidated on April 30, 2010.
---------------------------------------------------------------------------------------------------------------------------
OPCAP MANAGED PORTFOLIO, CLASS I* (02/21/1995)
(PREVIOUSLY OPCAP MANAGED PORTFOLIO)
Accumulation unit value at
beginning of period                    $1.80    $2.59    $2.55   $2.36   $2.28   $2.08   $1.73   $2.12   $2.26    $2.09
Accumulation unit value at end of
period                                 $2.21    $1.80    $2.59   $2.55   $2.36   $2.28   $2.08   $1.73   $2.12    $2.26
Number of accumulation units
outstanding at end of period (000
omitted)                                 754      878    1,090   1,404   1,932   2,613   3,074   3,505   4,419    5,334
*OpCap Managed Portfolio, Class I liquidated on April 30, 2010.
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA (10/30/1997)
Accumulation unit value at
beginning of period                    $0.96    $1.79    $1.59   $1.50   $1.44   $1.37   $1.06   $1.47   $1.71    $1.73
Accumulation unit value at end of
period                                 $1.37    $0.96    $1.79   $1.59   $1.50   $1.44   $1.37   $1.06   $1.47    $1.71
Number of accumulation units
outstanding at end of period (000
omitted)                                 878    1,062    1,515   2,159   2,982   3,602   4,247   4,574   5,441    6,036
---------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA (10/30/1997)
Accumulation unit value at
beginning of period                    $0.28    $1.33    $1.36   $1.26   $1.24   $1.16   $0.95   $0.98   $0.98    $1.03
Accumulation unit value at end of
period                                 $0.35    $0.28    $1.33   $1.36   $1.26   $1.24   $1.16   $0.95   $0.98    $0.98
Number of accumulation units
outstanding at end of period (000
omitted)                                 618      763    1,012   1,307   1,977   2,447   2,742   3,065   3,906    4,453
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2009 ANNUAL REPORT  31

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                     2009    2008     2007     2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND - CLASS IA SHARES (02/21/1995)
Accumulation unit value at
beginning of period                    $1.29    $1.90    $1.85   $1.76   $1.73   $1.60   $1.35   $1.29   $1.26    $1.27
Accumulation unit value at end of
period                                 $1.97    $1.29    $1.90   $1.85   $1.76   $1.73   $1.60   $1.35   $1.29    $1.26
Number of accumulation units
outstanding at end of period (000
omitted)                                 688      832    1,101   1,459   2,144   2,899   3,536   4,181   5,433    6,502
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND - CLASS IB SHARES (10/05/1998)
Accumulation unit value at
beginning of period                    $1.00    $1.47    $1.43   $1.37   $1.34   $1.25   $1.06   $1.01   $0.99    $1.01
Accumulation unit value at end of
period                                 $1.54    $1.00    $1.47   $1.43   $1.37   $1.34   $1.25   $1.06   $1.01    $0.99
Number of accumulation units
outstanding at end of period (000
omitted)                                 498      646      999   1,382   1,973   2,283   2,512   2,872   3,528    4,032
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IA SHARES (02/21/1995)
Accumulation unit value at
beginning of period                    $1.57    $2.59    $2.79   $2.43   $2.34   $2.13   $1.69   $2.11   $2.28    $2.14
Accumulation unit value at end of
period                                 $2.01    $1.57    $2.59   $2.79   $2.43   $2.34   $2.13   $1.69   $2.11    $2.28
Number of accumulation units
outstanding at end of period (000
omitted)                               1,361    1,504    1,940   2,471   3,345   4,457   5,362   6,087   7,387    8,782
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (10/05/1998)
Accumulation unit value at
beginning of period                    $0.85    $1.40    $1.51   $1.32   $1.28   $1.16   $0.93   $1.16   $1.26    $1.18
Accumulation unit value at end of
period                                 $1.09    $0.85    $1.40   $1.51   $1.32   $1.28   $1.16   $0.93   $1.16    $1.26
Number of accumulation units
outstanding at end of period (000
omitted)                               1,414    1,861    2,565   3,460   4,185   4,645   5,239   5,706   6,280    6,616
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND - CLASS IA SHARES (02/21/1995)
Accumulation unit value at
beginning of period                    $1.42    $1.95    $1.91   $1.75   $1.72   $1.57   $1.26   $1.28   $1.25    $1.38
Accumulation unit value at end of
period                                 $2.11    $1.42    $1.95   $1.91   $1.75   $1.72   $1.57   $1.26   $1.28    $1.25
Number of accumulation units
outstanding at end of period (000
omitted)                                 305      394      499     651     870   1,300   1,564   1,898   2,714    3,230
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND - CLASS IB SHARES (10/05/1998)
Accumulation unit value at
beginning of period                    $1.06    $1.45    $1.43   $1.31   $1.29   $1.19   $0.95   $0.97   $0.95    $1.05
Accumulation unit value at end of
period                                 $1.57    $1.06    $1.45   $1.43   $1.31   $1.29   $1.19   $0.95   $0.97    $0.95
Number of accumulation units
outstanding at end of period (000
omitted)                                 255      379      517     677     974   1,139   1,246   1,409   1,726    1,912
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT NEW OPPORTUNITIES FUND - CLASS IA SHARES (02/21/1995)
Accumulation unit value at
beginning of period                    $1.37    $2.27    $2.17   $2.02   $1.86   $1.70   $1.30   $1.89   $2.74    $3.76
Accumulation unit value at end of
period                                 $1.79    $1.37    $2.27   $2.17   $2.02   $1.86   $1.70   $1.30   $1.89    $2.74
Number of accumulation units
outstanding at end of period (000
omitted)                                 940    1,071    1,280   1,595   2,187   2,928   3,442   4,079   4,835    5,123
---------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND - CLASS IB SHARES (10/05/1998)
Accumulation unit value at
beginning of period                    $0.87    $1.40    $1.35   $1.30   $1.24   $1.20   $0.97   $1.34   $1.76    $2.14
Accumulation unit value at end of
period                                 $1.41    $0.87    $1.40   $1.35   $1.30   $1.24   $1.20   $0.97   $1.34    $1.76
Number of accumulation units
outstanding at end of period (000
omitted)                                 831    1,004    1,304   1,946   2,658   3,108   3,645   4,080   4,806    5,289
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (02/21/1995)
Accumulation unit value at
beginning of period                    $1.55    $2.24    $2.24   $1.98   $1.93   $1.79   $1.51   $1.76   $1.99    $2.07
Accumulation unit value at end of
period                                 $1.90    $1.55    $2.24   $2.24   $1.98   $1.93   $1.79   $1.51   $1.76    $1.99
Number of accumulation units
outstanding at end of period (000
omitted)                               1,036    1,249    1,756   2,335   3,221   4,136   5,043   5,336   6,404    6,779
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3)* (02/21/1995)
Accumulation unit value at
beginning of period                    $1.35    $1.34    $1.29   $1.26   $1.24   $1.25   $1.26   $1.26   $1.24    $1.18
Accumulation unit value at end of
period                                 $1.33    $1.35    $1.34   $1.29   $1.26   $1.24   $1.25   $1.26   $1.26    $1.24
Number of accumulation units
outstanding at end of period (000
omitted)                               4,417    4,753    3,976   3,923   6,630   7,059   5,254   8,572   8,409    4,421
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2009 were
(1.50%) and (1.49%), respectively.
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (02/21/1995)
Accumulation unit value at
beginning of period                    $1.61    $1.75    $1.68   $1.63   $1.62   $1.58   $1.53   $1.47   $1.38    $1.33
Accumulation unit value at end of
period                                 $1.82    $1.61    $1.75   $1.68   $1.63   $1.62   $1.58   $1.53   $1.47    $1.38
Number of accumulation units
outstanding at end of period (000
omitted)                               9,757   10,453   12,248   8,733   8,279   9,515   7,119   7,272   8,923    9,498
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (02/21/1995)
Accumulation unit value at
beginning of period                    $1.08    $1.89    $1.86   $1.64   $1.56   $1.50   $1.18   $1.53   $1.89    $2.33
Accumulation unit value at end of
period                                 $1.32    $1.08    $1.89   $1.86   $1.64   $1.56   $1.50   $1.18   $1.53    $1.89
Number of accumulation units
outstanding at end of period (000
omitted)                               3,447    3,843    4,871   5,898   4,590   4,708   4,663   5,116   6,019    6,358
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
32  RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE
ANNUITY - 2009 ANNUAL REPORT

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                     2009    2008     2007     2006    2005    2004    2003    2002    2001    2000
---------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - MID CAP GROWTH FUND (CLASS 3) (08/30/2002)
Accumulation unit value at
beginning of period                    $0.86    $1.59    $1.41   $1.44   $1.32   $1.23   $1.02   $1.00      --       --
Accumulation unit value at end of
period                                 $1.39    $0.86    $1.59   $1.41   $1.44   $1.32   $1.23   $1.02      --       --
Number of accumulation units
outstanding at end of period (000
omitted)                               1,184    1,418    1,722   2,222     377     159      29      --      --       --
---------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (02/21/1995)
Accumulation unit value at
beginning of period                    $1.15    $1.96    $1.76   $1.44   $1.28   $1.11   $0.88   $1.09   $1.55    $2.09
Accumulation unit value at end of
period                                 $1.45    $1.15    $1.96   $1.76   $1.44   $1.28   $1.11   $0.88   $1.09    $1.55
Number of accumulation units
outstanding at end of period (000
omitted)                                 570      676      832   1,048   1,332   1,736   2,080   2,254   2,733    2,637
---------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
    RIVERSOURCE PP PLUS(2)/RIVERSOURCE PP PLUS/RIVERSOURCE PP VARIABLE ANNUITY -
                                                          2009 ANNUAL REPORT  33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company, (a wholly owned subsidiary of Ameriprise Financial, Inc.) (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of RiverSource Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of RiverSource Life Insurance Company at December 31, 2009 and 2008, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3 to the consolidated financial statements, in 2009 the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments. Also, in 2008, the Company adopted new accounting guidance related to the measurement of fair value and in 2007, the Company adopted new guidance related to the accounting for uncertainty in income taxes as well as new guidance related to accounting for deferred acquisition costs in connection with modifications or exchanges of insurance and annuity contracts.

                                             /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 23, 2010

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE AMOUNTS)


DECEMBER 31,                                                               2009          2008

ASSETS
Investments:
Available-for-Sale:
  Fixed maturities, at fair value (amortized cost: 2009, $25,142;
  2008, $19,452)                                                          $25,999       $18,070
  Common and preferred stocks, at fair value (cost: 2009 and 2008,
  $30)                                                                         23            16
Commercial mortgage loans, at cost (less allowance for loan losses:
2009, $30; 2008, $17)                                                       2,532         2,737
Policy loans                                                                  715           722
Trading securities and other investments                                      310           452
-------------------------------------------------------------------------------------------------
    Total investments                                                      29,579        21,997

Cash and cash equivalents                                                     811         3,307
Restricted cash                                                               184            --
Reinsurance recoverables                                                    1,688         1,592
Deferred income taxes, net                                                     63           599
Other receivables                                                             332           102
Accrued investment income                                                     303           239
Deferred acquisition costs                                                  4,285         4,324
Deferred sales inducement costs                                               524           518
Other assets                                                                  936         2,658
Separate account assets                                                    54,267        41,787
-------------------------------------------------------------------------------------------------
    Total assets                                                          $92,972       $77,123
=================================================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                    $30,383       $28,753
Policy claims and other policyholders' funds                                  123           172
Line of credit with Ameriprise Financial, Inc.                                300            --
Other liabilities                                                           1,955         2,672
Separate account liabilities                                               54,267        41,787
-------------------------------------------------------------------------------------------------
    Total liabilities                                                      87,028        73,384
-------------------------------------------------------------------------------------------------

Shareholder's equity:
Common stock, $30 par value; 100,000 shares authorized, issued and
outstanding                                                                     3             3
Additional paid-in capital                                                  2,445         2,116
Retained earnings                                                           3,114         2,336
Accumulated other comprehensive income (loss), net of tax                     382          (716)
-------------------------------------------------------------------------------------------------
    Total shareholder's equity                                              5,944         3,739
-------------------------------------------------------------------------------------------------
    Total liabilities and shareholder's equity                            $92,972       $77,123
=================================================================================================



See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2009          2008          2007

REVENUES
Premiums                                                          $  450        $  438        $  439
Net investment income                                              1,526         1,252         1,424
Policy and contract charges                                        1,156         1,352         1,217
Other revenues                                                       233           255           255
Net realized investment gains (losses)                                59          (442)           61
-------------------------------------------------------------------------------------------------------
    Total revenues                                                 3,424         2,855         3,396
-------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                     841           673           760
Interest credited to fixed accounts                                  903           790           847
Amortization of deferred acquisition costs                           145           861           470
Separation costs                                                      --            --            97
Other insurance and operating expenses                               550           649           735
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                    2,439         2,973         2,909
-------------------------------------------------------------------------------------------------------
Pretax income (loss)                                                 985          (118)          487
Income tax provision (benefit)                                       245          (189)           53
-------------------------------------------------------------------------------------------------------
    Net income                                                    $  740        $   71        $  434
=======================================================================================================

Supplemental Disclosures:
Net realized investment gains (losses):
  Net realized investment gains before impairment losses on
  securities                                                      $  121
-------------------------------------------------------------------------------------------------------
  Total other-than-temporary impairment losses on securities         (53)
  Portion of loss recognized in other comprehensive income            (9)
-------------------------------------------------------------------------------------------------------
  Net impairment losses recognized in net realized investment
  gains (losses)                                                     (62)
-------------------------------------------------------------------------------------------------------
Net realized investment gains (losses)                            $   59
=======================================================================================================



See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2009          2008          2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                       $    740       $    71       $   434
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
  Capitalization of deferred acquisition and deferred sales
  inducement costs                                                   (640)         (674)         (823)
  Amortization of deferred acquisition and deferred sales
  inducement costs                                                    155           982           523
  Depreciation, amortization and accretion, net                       (68)           61            71
  Deferred income tax (benefit) expense                               (81)         (234)           83
  Contractholder and policyholder charges, non-cash                  (259)         (248)         (206)
  Net realized investment gains                                      (135)           (7)          (44)
  Other-than-temporary impairments and provision for loan
  losses recognized in net realized investment (gains) losses          76           449           (17)
Change in operating assets and liabilities:
  Trading securities and equity method investments, net               136          (110)          166
  Future policy benefits for traditional life, disability
  income and long term care insurance                                 282           308           275
  Policy claims and other policyholders' funds                        (49)           81             2
  Reinsurance recoverables                                            (96)         (302)         (153)
  Other receivables                                                    (5)           20           (28)
  Accrued investment income                                           (64)           14            49
  Derivatives collateral, net                                      (1,928)        1,591           242
  Other assets and liabilities, net                                   670            23          (226)
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                (1,266)        2,025           348
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
  Proceeds from sales                                               5,215           246         3,020
  Maturities, sinking fund payments and calls                       3,486         2,510         1,908
  Purchases                                                       (13,696)       (1,684)         (677)
Proceeds from sales and maturities of commercial mortgage
loans                                                                 279           263           424
Funding of commercial mortgage loans                                 (104)         (110)         (504)
Proceeds from sales of other investments                               43            19            49
Purchases of other investments                                        (11)         (140)           --
Change in policy loans, net                                             7           (25)          (47)
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities                (4,781)        1,079         4,173
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder and contractholder account values:
  Considerations received                                           4,863         2,913         1,093
  Net transfers from (to) separate accounts                           195            91           (50)
  Surrenders and other benefits                                    (1,923)       (2,931)       (3,838)
Proceeds from line of credit with Ameriprise Financial, Inc.          500            --            --
Deferred premium options, net                                         (82)          (77)           (8)
Tax adjustment on share-based incentive compensation plan              (2)            2             2
Cash dividend to Ameriprise Financial, Inc.                            --          (775)         (900)
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                 3,551          (777)       (3,701)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents               (2,496)        2,327           820
Cash and cash equivalents at beginning of year                      3,307           980           160
-------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                         $    811       $ 3,307       $   980
=======================================================================================================

Supplemental Disclosures:
  Income taxes paid (received), net                              $     72       $   168       $    (4)
  Interest paid on borrowings                                           1            --            --
Non-cash transactions:
  Capital contributions from Ameriprise Financial, Inc.          $    331       $   322       $     8


See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
THREE YEARS ENDED DECEMBER 31, 2009
(IN MILLIONS)


                                                                                        ACCUMULATED
                                                           ADDITIONAL                      OTHER
                                               COMMON        PAID-IN      RETAINED     COMPREHENSIVE
                                                STOCK        CAPITAL      EARNINGS     INCOME (LOSS)       TOTAL
-------------------------------------------------------------------------------------------------------------------
BALANCES AT JANUARY 1, 2007                      $ 3         $2,021        $3,788          $ (209)        $5,603
Change in accounting principles, net of
tax                                               --             --          (134)             --           (134)
Comprehensive income:
  Net income                                      --             --           434              --            434
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    losses                                        --             --            --              52             52
    Change in net unrealized derivative
    losses                                        --             --            --               1              1
                                                                                                       ------------
Total comprehensive income                                                                                   487
Tax adjustment on share-based incentive
compensation plan                                 --              2            --              --              2
Cash dividends to Ameriprise Financial,
Inc.                                              --             --          (900)             --           (900)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --              8            --              --              8
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2007                    $ 3         $2,031        $3,188          $ (156)        $5,066
Change in accounting principles, net of
tax                                               --             --           (30)             --            (30)
Comprehensive income:
  Net income                                      --             --            71              --             71
  Other comprehensive income (loss), net
  of tax:
    Change in net unrealized securities
    losses                                        --             --            --            (562)          (562)
    Change in net unrealized derivative
    losses                                        --             --            --               2              2
                                                                                                       ------------
Total comprehensive loss                                                                                    (489)
Tax adjustment on share-based incentive
compensation plan                                 --              2            --              --              2
Cash dividends to Ameriprise Financial,
Inc.                                              --             --          (775)             --           (775)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --             83            --              --             83
Non-cash dividend to Ameriprise Financial,
Inc.                                              --             --          (118)             --           (118)
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2008                    $ 3         $2,116        $2,336          $ (716)        $3,739
Change in accounting principles, net of
tax                                               --             --            38             (38)            --
Comprehensive income:
  Net income                                      --             --           740              --            740
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    losses                                        --             --            --           1,109          1,109
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                --             --            --              23             23
    Change in net unrealized derivative
    losses                                        --             --            --               4              4
                                                                                                       ------------
Total comprehensive income                                                                                 1,876
Tax adjustment on share-based incentive
compensation plan                                 --             (2)           --              --             (2)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --            331            --              --            331
-------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2009                    $ 3         $2,445        $3,114          $  382         $5,944
===================================================================================================================




See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

Nature of Business
RiverSource Life Insurance Company is a stock life insurance company with one wholly owned operating subsidiary, RiverSource Life Insurance Co. of New York ("RiverSource Life of NY"). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial").

- RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

- RiverSource Life of NY is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York, North Dakota and Delaware. RiverSource Life of NY issues insurance and annuity products.

On December 31, 2008, Ameriprise Financial contributed all of the issued and outstanding shares of RiverSource Tax Advantaged Investments, Inc. ("RTA") to RiverSource Life Insurance Company. RTA is domiciled in Delaware and is a limited partner in affordable housing partnership investments.

RiverSource Life Insurance Company and its subsidiaries are referred to collectively in these notes as "RiverSource Life".

Ameriprise Financial was formerly a wholly owned subsidiary of American Express Company ("American Express"). On February 1, 2005, the American Express Board of Directors announced its intention to pursue the disposition of 100% of its shareholdings in Ameriprise Financial (the "Separation") through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and the distribution of Ameriprise Financial common shares to American Express shareholders (the "Distribution"). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the Separation and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. Through 2007, RiverSource Life was allocated certain expenses incurred as a result of Ameriprise Financial becoming an independent company. The separation from American Express was completed in 2007.

RiverSource Life's principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. RiverSource Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, RiverSource Life has the option of paying a higher rate set at its discretion. In addition, persons owning an equity indexed annuity may have their interest calculated based on an increase in a broad-based stock market index. RiverSource Life issues both variable and fixed universal life insurance, traditional life insurance and disability income ("DI") insurance. Universal life insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. RiverSource Life issues only non-participating life insurance policies which do not pay dividends to policyholders from realized policy margins.

Under RiverSource Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include RiverSource Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of Presentation
The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and its wholly owned subsidiaries, RiverSource Life of NY and RTA.

RiverSource Life evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

RECLASSIFICATIONS
The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP") which vary in certain respects from reporting practices prescribed or permitted by state insurance

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

regulatory authorities as described in Note 13. Certain reclassifications of prior year amounts have been made to conform to the current presentation. In the first quarter of 2009, RiverSource Life reclassified reinsurance allowances for coinsurance contracts for traditional life and long term care insurance from premiums to other insurance and operating expenses to net with the associated expenses.

The following table shows the impact of the reclassification of the reinsurance allowances made to RiverSource Life's previously reported Consolidated Statements of Income.

                                                         YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                                  2008                        2007
                                                       ------------------------------------------------------
                                                        PREVIOUSLY                  PREVIOUSLY
(IN MILLIONS)                                            REPORTED    RECLASSIFIED    REPORTED    RECLASSIFIED
-------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                  $  481        $  438        $  485        $  439
Net investment income                                      1,252         1,252         1,424         1,424
Policy and contract charges                                1,352         1,352         1,217         1,217
Other revenue                                                255           255           255           255
Net realized investment gain                                (442)         (442)           61            61
-------------------------------------------------------------------------------------------------------------
  Total revenues                                           2,898         2,855         3,442         3,396
-------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses             673           673           760           760
Interest credited to fixed accounts                          790           790           847           847
Amortization of deferred acquisition costs                   861           861           470           470
Separation costs                                              --            --            97            97
Other insurance and operating expenses                       692           649           781           735
-------------------------------------------------------------------------------------------------------------
  Total benefits and expenses                              3,016         2,973         2,955         2,909
-------------------------------------------------------------------------------------------------------------
Pretax income                                               (118)         (118)          487           487
Income tax provision                                        (189)         (189)           53            53
-------------------------------------------------------------------------------------------------------------
  NET INCOME                                              $   71        $   71        $  434        $  434
=============================================================================================================



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
RiverSource Life consolidates all entities in which it holds a greater than 50% voting interest or when certain conditions are met for variable interest entities ("VIEs") and limited partnerships, except for immaterial seed money investments in separate accounts, which are accounted for as trading securities. Entities in which RiverSource Life holds a greater than 20% but less than 50% voting interest are accounted for under the equity method. Additionally, other investments in which RiverSource Life holds an interest that is less than 50% are accounted for under the equity method. All other investments that are not reported at fair value as Available-for-Sale or trading securities are accounted for under the cost method where RiverSource Life owns less than a 20% voting interest and does not exercise significant influence.

Generally, a VIE is a corporation, partnership, trust or any other legal structure that either does not have equity investors with substantive voting rights or has equity investors that do not provide sufficient financial resources for the entity to support its activities. To determine whether RiverSource Life must consolidate a VIE, it analyzes the design of the VIE to identify the variable interests it holds. Then RiverSource Life quantitatively determines whether its variable interests will absorb a majority of the VIE's variability. If RiverSource Life determines it will absorb a majority of the VIE's expected variability, RiverSource Life consolidates the VIE and is referred to as the primary beneficiary. The calculation of variability is based on an analysis of projected probability-weighted cash flows based on the design of the particular VIE.

All material intercompany transactions and balances between and among RiverSource Life and its subsidiaries have been eliminated in consolidation.

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, valuation of deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

INVESTMENTS
Investments consist of the following:

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in the Consolidated Statements of Income upon disposition of the securities.

Effective January 1, 2009, RiverSource Life early adopted an accounting standard that significantly changed RiverSource Life's accounting policy regarding the timing and amount of other-than-temporary impairments for Available-for-Sale securities. When the fair value of an investment is less than its amortized cost, RiverSource Life assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not RiverSource Life will be required to sell the security before its anticipated recovery. If either of these conditions is met, an other-than-temporary impairment is considered to have occurred and RiverSource Life must recognize an other-than-temporary impairment for the difference between the investment's amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria and RiverSource Life does not expect to recover a security's amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, RiverSource Life separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairments related to credit loss is recognized in earnings. The amount of the total other-than-temporary impairments related to other factors is recognized in other comprehensive income (loss), net of impacts to DAC, deferred sales inducement costs ("DSIC"), certain benefit reserves and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income (loss). RiverSource Life's Consolidated Statements of Shareholder's Equity present all changes in other comprehensive income (loss) associated with Available-for-Sale debt securities that have been other-than-temporarily impaired on a separate line from fair value changes recorded in other comprehensive income (loss) from all other securities.

RiverSource Life provides a supplemental disclosure on the face of its Consolidated Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income
(loss). The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income (loss) includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and
(ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Consolidated Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income (loss) excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, RiverSource Life does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that RiverSource Life will be required to sell the security before recovery of its amortized cost basis. RiverSource Life believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors RiverSource Life considers in determining whether declines in the fair value of fixed-maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security's effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and RiverSource Life's position in the debtor's overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments), RiverSource Life also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------


Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management. For the year ended December 31, 2009, certain non-agency residential mortgage backed securities were deemed other-than-temporarily impaired. Generally, the credit loss component for the non-agency residential mortgage backed securities is determined as the amount the amortized cost basis exceeds the present value of the projected cash flows expected to be collected. Significant inputs considered in these projections are consistent with the factors considered in assessing potential other-than-temporary impairment for these investments. Current contractual interest rates considered in these cash flow projections are used to calculate the discount rate used to determine the present value of the expected cash flows.

Commercial Mortgage Loans, Net
Commercial mortgage loans, net, reflect principal amounts outstanding less the allowance for loan losses. The allowance for loan losses is primarily based on RiverSource Life's past loan loss experience, known and inherent risks in the portfolio, composition of the loan portfolio, current economic conditions, and other relevant factors. Loans in this portfolio are generally smaller balance and homogeneous in nature and accordingly RiverSource Life follows accounting guidance on contingencies when establishing necessary reserves for losses inherent in the portfolio. For larger balance or restructured loans that are collateral dependent, the allowance is based on the fair value of collateral. Management regularly evaluates the adequacy of the allowance for loan losses and believes it is adequate to absorb estimated losses in the portfolio.

RiverSource Life generally stops accruing interest on commercial mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectability of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy Loans
Policy loans include life insurance policy and annuity loans. These loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of underlying products, plus accrued interest.

Trading Securities and Other Investments
Included in trading securities and other investments are separate account and mutual fund seed money, equity method investments, trading bonds, interests in affordable housing partnerships and below investment grade syndicated bank loans. Separate account and mutual fund seed money is carried at fair value with changes in value recognized within net investment income. Affordable housing partnerships are accounted for under the equity method. Below investment grade syndicated bank loans reflect amortized cost less allowance for losses.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

RESTRICTED CASH
Total restricted cash at December 31, 2009 and 2008 was $184 million and nil, respectively, consisting of cash that is pledged to counterparties.

REINSURANCE
RiverSource Life cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Traditional life, long term care ("LTC") and DI reinsurance premium, net of the change in any prepaid reinsurance asset, is reported as a reduction of premiums. Fixed and variable universal life reinsurance premium is reported as a reduction of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Future policy benefits and policy claims and other policyholders' funds recoverable under reinsurance contracts are recorded as reinsurance recoverables.

RiverSource Life also assumes life insurance and fixed annuity business from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within future policy benefits.

See Note 7 for additional information on reinsurance.

LAND, BUILDINGS, EQUIPMENT AND SOFTWARE
Land, buildings, equipment and internally developed or purchased software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. RiverSource Life generally uses the straight-line method of depreciation and

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

amortization over periods ranging from three to 30 years. During 2009, RiverSource Life received a non-cash capital contribution of $131 million comprised of two buildings and the related land from Ameriprise Financial.

At December 31, 2009 and 2008, land, buildings, equipment and software were $190 million and $43 million, respectively, net of accumulated depreciation of $52 million and $9 million, respectively. Depreciation and amortization expense for the years ended December 31, 2009, 2008 and 2007 was $8 million, $5 million and $1 million, respectively.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. See Note 11 for information regarding RiverSource Life's fair value measurement of derivative instruments. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. RiverSource Life primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. RiverSource Life occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments ("fair value hedges") or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedges").

RiverSource Life's policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement.

For derivative instruments that do not qualify for hedge accounting or are not designated as hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as of the hedged risk within the corresponding hedged assets, liabilities or firm commitments, are recognized in current earnings. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portions of the gain or loss on the derivative instruments are reported in accumulated other comprehensive income (loss) and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported currently in earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) is recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately.

See Note 15 for information regarding the impact of derivatives on the Consolidated Statements of Income.

Derivative instruments that are entered into for hedging purposes are designated as such at the time RiverSource Life enters into the contract. For all derivative instruments that are designated for hedging activities, RiverSource Life formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. RiverSource Life formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, RiverSource Life will discontinue the application of hedge accounting.

The equity component of equity indexed annuity obligations is considered an embedded derivative. Additionally, certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives. The fair value of embedded derivatives associated with annuities is included in future policy benefits. The change in the fair value of the equity indexed annuity embedded derivatives is reflected in the interest credited to fixed accounts. The changes in the fair value of the GMWB and GMAB embedded derivatives are reflected in benefits, claims, losses and settlement expenses.

DEFERRED ACQUISITION COSTS
DAC represents the cost of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Direct sales commissions and other costs deferred as DAC is amortized over time. For annuity and universal life ("UL") contracts, DAC is amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC is generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and UL insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and therefore are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC is not recoverable. If management concludes that DAC is not recoverable, DAC is reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in RiverSource Life's Consolidated Statements of Income.

For annuity, life, DI and LTC insurance products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance businesses during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and variable universal life ("VUL") insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. RiverSource Life typically uses a five-year mean reversion process as a guideline in setting near-term equity asset growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. In 2009, management continued to follow the mean reversion process, decreasing near-term equity asset growth rates to reflect the positive market. DAC amortization expense recorded in a period when client asset value growth rates exceed management's near-term estimate will typically be less than in a period when growth rates fall short of management's near-term estimate.

RiverSource Life monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter and, when assessed independently, each could impact RiverSource Life's DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless management identifies a significant deviation over the course of its quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DEFERRED SALES INDUCEMENT COSTS
DSIC consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. The amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. RiverSource Life receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities, equity indexed annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by RiverSource Life contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. RiverSource Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, RiverSource Life offers contracts containing GMWB and GMAB provisions and, until May 2007, RiverSource Life offered contracts containing guaranteed minimum income benefit ("GMIB") provisions.

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, RiverSource Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions are recorded at fair value. See Note 11 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions is determined in the same way as the GMDB liability. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for equity indexed annuities are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2009, depending on year of issue, with an average rate of approximately 5.7%.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for RiverSource Life's experience. Interest rates used with DI claims ranged from 3.0% to 8.0% at December 31, 2009, with an average rate of 4.7%. Interest rates used with LTC claims ranged from 4.0% to 7.0% at December 31, 2009, with an average rate of 4.1%.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on RiverSource Life's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors. Anticipated interest rates for term and whole life ranged from 4.0% to 10.0% at December 31, 2009, depending on policy form, issue year and policy duration. Anticipated interest rates for DI vary by plan and were 7.5% and 6.0% at policy issue grading to 5.0% over five years and 4.5% over 20 years, respectively. Anticipated interest rates for LTC policy reserves can vary by plan and year and ranged from 5.8% to 9.4% at December 31, 2009.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

SOURCES OF REVENUE
RiverSource Life's principal sources of revenue include premium revenues, net investment income and policy and contract charges.

Premium Revenues
Premium revenues include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums on traditional life, DI and LTC insurance are net of reinsurance ceded and are recognized as revenue when due.

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale, commercial mortgage loans and policy loans, other investments and cash and cash equivalents; the changes in fair value of trading securities and certain derivatives; and the pro-rata share of net income or loss on equity method investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale and commercial mortgage loans so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance, net of reinsurance premiums for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from RiverSource Life's separate account assets. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Net Realized Investment Gains (Losses)
Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis, and charges for investments determined to be other-than-temporarily impaired and related to credit losses.

OTHER INSURANCE AND OPERATING EXPENSES
Other insurance and operating expenses primarily include expenses allocated to RiverSource Life from its parent, Ameriprise Financial, for RiverSource Life's share of compensation, professional and consultant fees and expenses associated with information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory costs.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

INCOME TAXES
As a result of the Separation of Ameriprise Financial from American Express, RiverSource Life will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010. RiverSource Life's provision for income taxes represents the net amount of income taxes that it expects to pay or to receive from various taxing jurisdictions in connection with its operations. RiverSource Life provides for income taxes based on amounts that it believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the consolidated financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes. Among RiverSource Life's deferred tax assets is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes.

RiverSource Life is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies.

3. RECENT ACCOUNTING PRONOUNCEMENTS

ADOPTION OF NEW ACCOUNTING STANDARDS

Accounting and Reporting for Decreases in Ownership of a Subsidiary
In January 2010, the Financial Accounting Standards Board ("FASB") updated the accounting standards to clarify the accounting and disclosure requirements for changes in the ownership percentage of a subsidiary. The additional disclosures primarily relate to instances when a subsidiary is deconsolidated or a group of assets is derecognized. The additional disclosures primarily relate to fair value considerations, the parent's involvement with the deconsolidated entity and related party considerations. The standard is effective for the first interim or annual reporting period ending after December 15, 2009. RiverSource Life adopted the standard in the fourth quarter of 2009. The adoption did not have any effect on RiverSource Life's consolidated financial condition and results of operations.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)
In September 2009, the FASB updated the accounting standards to allow for net asset value ("NAV") to be used as a practical expedient in estimating the fair value of alternative investments without readily determinable fair values. The standard also requires additional disclosure by major category of investment related to restrictions on the investor's ability to redeem the investment as of the measurement date, unfunded commitments and the investment strategies of the investees. The disclosures are required for all investments within the scope of the standard regardless of whether the fair value of the investment is measured using the NAV or another method. The standard is effective for interim and annual periods ending after December 15, 2009, with early adoption permitted. RiverSource Life adopted the standard in the fourth quarter of 2009. The adoption did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

Measuring Liabilities at Fair Value
In August 2009, the FASB updated the accounting standards to provide additional guidance on estimating the fair value of a liability. The standard is effective for the first reporting period, including interim periods, beginning after issuance. RiverSource Life adopted the standard in the fourth quarter of 2009. The adoption did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

The Hierarchy of GAAP
In June 2009, the FASB established the FASB Accounting Standards Codification(TM) ("Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Subsequent Events
In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard also requires the disclosure of the date through which subsequent events were evaluated. The standard is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. RiverSource Life adopted the standard in the second quarter of 2009. The adoption did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

Fair Value
In April 2009, the FASB updated the accounting standards to provide guidance on estimating the fair value of a financial asset or liability when the trade volume and level of activity for the asset or liability have significantly decreased relative to historical levels. The standard requires entities to disclose the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, debt and equity securities as defined by GAAP shall be disclosed by major category. This standard is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009, and is to be applied prospectively. RiverSource Life early adopted the standard in the first quarter of 2009. The adoption did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

In September 2006, the FASB updated the accounting standards to define fair value, establish a framework for measuring fair value and expand disclosures about fair value measurements. RiverSource Life adopted the standard effective January 1, 2008 and recorded a cumulative effect reduction to the opening balance of retained earnings of $30 million, net of DAC and DSIC amortization and income taxes. This reduction to retained earnings was related to adjusting the fair value of certain derivatives RiverSource Life uses to hedge its exposure to market risk related to certain variable annuity riders. Prior to January 1, 2008, RiverSource Life recorded these derivatives in accordance with accounting guidance for derivative contracts held for trading purposes and contracts involved in energy trading and risk management activities. The new standard nullifies the previous guidance and requires these derivatives to be marked to the price RiverSource Life would receive to sell the derivatives to a market participant (an exit price). The adoption of the standard also resulted in adjustments to the fair value of RiverSource Life's embedded derivative liabilities associated with certain variable annuity riders. Since there is no market for these liabilities, RiverSource Life considered the assumptions participants in a hypothetical market would make to determine an exit price. As a result, RiverSource Life adjusted the valuation of these liabilities by updating certain policyholder assumptions, adding explicit margins to provide for profit, risk, and expenses, and adjusting the rate used to discount expected cash flows to reflect a current market estimate of RiverSource Life's risk of nonperformance specific to these liabilities. These adjustments resulted in an adoption impact of a $4 million increase in earnings, net of DAC and DSIC amortization and income taxes, at January 1, 2008. The nonperformance risk component of the adjustment is specific to the risk of RiverSource Life not fulfilling these liabilities. As RiverSource Life's estimate of this credit spread widens or tightens, the liability will decrease or increase.

Recognition and Presentation of Other-Than-Temporary Impairments
In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments. The standard amends existing guidance on other-than-temporary impairments for debt securities and requires that the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income (loss) when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery of its cost basis. The standard requires separate presentation of both the credit and noncredit portions of other-than-temporary impairments on the financial statements and additional disclosures. This standard is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. At the date of adoption, the portion of previously recognized other-than-temporary impairments that represent the noncredit related loss component shall be recognized as a cumulative effect of adoption with an adjustment to the opening balance of retained earnings with a corresponding adjustment to accumulated other comprehensive income (loss). RiverSource Life adopted the standard in the first quarter of 2009 and recorded a cumulative effect increase to the opening balance of retained earnings of $38 million, net of DAC and DSIC amortization, certain benefit reserves and income taxes, and a corresponding increase to accumulated other comprehensive loss, net of impacts to DAC and DSIC amortization, certain benefit reserves and income taxes. See Note 4 for RiverSource Life's required disclosures.

Disclosures about Derivative Instruments and Hedging Activities
In March 2008, the FASB updated the accounting standards for disclosures about derivative instruments and hedging activities. The standard intends to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures about their impact on an entity's financial position, financial performance, and cash flows. The standard requires disclosures regarding the objectives for using derivative instruments, the fair value of derivative instruments and their related gains and losses, and the accounting for derivatives and related hedged items. The standard is effective for fiscal years and

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

interim periods beginning after November 15, 2008, with early adoption permitted. RiverSource Life applied the new disclosure requirements in the first quarter of 2009. See Note 15 for the required disclosures.

Noncontrolling Interests in Consolidated Financial Statements
In December 2007, the FASB updated the accounting standards for noncontrolling interests in consolidated financial statements to establish the accounting and reporting for ownership interest in subsidiaries not attributable, directly or indirectly, to a parent. The standard requires noncontrolling (minority) interests to be classified as equity (instead of as a liability) within the Consolidated Balance Sheets, and net income (loss) attributable to both the parent and the noncontrolling interests to be disclosed on the face of the Consolidated Statements of Income. The standard is effective for fiscal years beginning after December 15, 2008, and interim periods within those years with early adoption prohibited. The provisions of the standard are to be applied prospectively, except for the presentation and disclosure requirements which are to be applied retrospectively to all periods presented. RiverSource Life adopted the new standard as of January 1, 2009 and there was no impact on its consolidated financial condition and results of operations.

Uncertainty in Income Taxes
In June 2006, the FASB updated the accounting standards related to uncertainty in income taxes. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. RiverSource Life adopted the standard as of January 1, 2007. The effect of adopting the standard on RiverSource Life's consolidated financial condition and results of operations was not material.

DAC Costs in Connection With Modifications or Exchanges of Insurance Contracts In September 2005, the accounting standards related to DAC in connection with modifications or exchanges of insurance contracts were updated. The standard provides clarifying guidance on accounting for DAC associated with an insurance or annuity contract that is significantly modified or is internally replaced with another contract. Prior to adoption, RiverSource Life accounted for many of these transactions as contract continuations and continued amortizing existing DAC against revenue for the new or modified contract. Effective January 1, 2007, RiverSource Life adopted the standard resulting in these transactions being prospectively accounted for as contract terminations. Consistent with this, RiverSource Life now anticipates these transactions in establishing amortization periods and other valuation assumptions. As a result of adopting the standard, RiverSource Life recorded as a cumulative change in accounting principle $206 million, reducing DAC by $204 million, DSIC by $11 million and liabilities for future policy benefits by $9 million. The after-tax decrease to retained earnings for these changes was $134 million.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

Fair Value
In January 2010, the FASB updated the accounting standards related to disclosure about fair value measurements. The standard expands the current disclosure requirements to include additional detail about significant transfers between Levels 1 and 2 within the fair value hierarchy and presenting activity in the rollforward of Level 3 activity on a gross basis. The standard also clarifies existing disclosure requirements related to the level of disaggregation to be used for assets and liabilities as well as disclosures about the inputs and valuation techniques used to measure fair value. The standard is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosure requirements related to the Level 3 rollforward, which are effective for interim and annual periods beginning after December 15, 2010. RiverSource Life will adopt the standard in the first quarter of 2010 except for the additional disclosures related to the Level 3 rollforward, which RiverSource Life will adopt in the first quarter of 2011. The adoption of the standard will not impact RiverSource Life's consolidated financial condition and results of operations.

Consolidation of Variable Interest Entities
In June 2009, the FASB updated the accounting standards related to the consolidation of variable interest entities. The standard amends current consolidation guidance and requires additional disclosures about an enterprise's involvement in VIEs. The standard is effective for interim and annual reporting periods beginning after November 15, 2009, with early adoption prohibited. RiverSource Life does not expect the adoption to have a material effect on its consolidated financial condition and results of operations.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

4. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

                                                                          DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR       NON-CREDIT
DESCRIPTION OF SECURITIES (IN MILLIONS)             COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                          $14,245       $  855         $(106)       $14,994        $  1
Residential mortgage backed securities               5,249          185          (238)         5,196         (41)
Commercial mortgage backed securities                3,874          182           (16)         4,040          --
Asset backed securities                                877           32           (29)           880          --
State and municipal obligations                        647           12           (46)           613          --
U.S. government and agencies obligations               152            7            (1)           158          --
Foreign government bonds and obligations                94           14            (1)           107          --
Other structured investments                             4            7            --             11           7
--------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                            25,142        1,294          (437)        25,999         (33)
Common and preferred stocks                             30           --            (7)            23          --
--------------------------------------------------------------------------------------------------------------------
  Total                                            $25,172       $1,294         $(444)       $26,022        $(33)
====================================================================================================================



(1) Represents the amount of other-than-temporary impairment losses in Accumulated Other Comprehensive Income, which starting January 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities subsequent to the impairment date. These amounts are included in gross unrealized gains and losses at December 31, 2009.

                                                                          DECEMBER 31, 2008
                                                       ------------------------------------------------------
                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DESCRIPTION OF SECURITIES (IN MILLIONS)                    COST          GAINS        LOSSES         VALUE
-------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                                 $12,030        $ 86         $(1,123)      $10,993
Residential mortgage backed securities                      3,697          59            (220)        3,536
Commercial mortgage backed securities                       2,582          35            (174)        2,443
Asset backed securities                                       682           4             (60)          626
State and municipal obligations                               164           1             (20)          145
U.S. government and agencies obligations                      200          11              --           211
Foreign government bonds and obligations                       95          16              (4)          107
Other structured investments                                    2           7              --             9
-------------------------------------------------------------------------------------------------------------
  Total fixed maturities                                   19,452         219          (1,601)       18,070
Common and preferred stocks                                    30          --             (14)           16
-------------------------------------------------------------------------------------------------------------
  Total                                                   $19,482        $219         $(1,615)      $18,086
=============================================================================================================



At December 31, 2009 and 2008, fixed maturity securities comprised approximately 88% and 82%, respectively, of RiverSource Life's total investments. These securities were rated by Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch Ratings Ltd. ("Fitch"), except for approximately $1.1 billion of securities at both December 31, 2009 and 2008, which were rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's, S&P and Fitch. Ratings on fixed maturity securities are presented using the median of ratings from Moody's, S&P and Fitch. If only two of the ratings are available, the lower rating is used. A summary of fixed maturity securities by rating was as follows:

                                                    DECEMBER 31, 2009                         DECEMBER 31, 2008
                                        ----------------------------------------------------------------------------------
                                                                     PERCENT OF                                PERCENT OF
RATINGS (IN MILLIONS, EXCEPT              AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
PERCENTAGES)                                COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                        $ 9,194       $ 9,520          37%        $ 7,038       $ 6,779          38%
AA                                           1,081         1,084           4           1,071         1,017           6
A                                            4,182         4,326          17           4,132         3,883          21
BBB                                          9,276         9,826          38           5,901         5,388          30
Below investment grade                       1,409         1,243           4           1,310         1,003           5
--------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                   $25,142       $25,999         100%        $19,452       $18,070         100%
==========================================================================================================================



At December 31, 2009 and 2008, approximately 19% and 44%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of shareholder's equity.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:


                                                                DECEMBER 31, 2009
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES               SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 133         $1,088         $(18)          165         $1,313         $ (88)         298
Residential mortgage
  backed securities           43          1,184          (34)           68            363          (204)         111
Commercial mortgage
  backed securities           33            353           (4)           26            297           (12)          59
Asset backed
  securities                   7             70           (1)           18             87           (28)          25
State and municipal
  obligations                 32            232           (9)            2             99           (37)          34
U.S. government and
  agencies
  obligations                  2             89           (1)           --             --            --            2
Foreign government
  bonds and
  obligations                 --             --           --             2              4            (1)           2
Other structured
  investments                 --             --           --             2             --            --            2
Common and preferred
  stock                       --             --           --             2             23            (7)           2
------------------------------------------------------------------------------------------------------------------------
  Total                      250         $3,016         $(67)          285         $2,186         $(377)         535
========================================================================================================================

                             DECEMBER 31, 2009
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES                  VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities               $2,401         $(106)
Residential mortgage
  backed securities         1,547          (238)
Commercial mortgage
  backed securities           650           (16)
Asset backed
  securities                  157           (29)
State and municipal
  obligations                 331           (46)
U.S. government and
  agencies
  obligations                  89            (1)
Foreign government
  bonds and
  obligations                   4            (1)
Other structured
  investments                  --            --
Common and preferred
  stock                        23            (7)
--------------------------------------------------
  Total                    $5,202         $(444)
==================================================





                                                                DECEMBER 31, 2008
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES               SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 312         $5,086         $(372)         221         $3,309        $  (751)        533
Residential mortgage
  backed securities           34            305           (85)          52            466           (135)         86
Commercial mortgage
  backed securities           26            387           (23)          54            867           (151)         80
Asset backed
  securities                  17            187           (31)          15            124            (29)         32
State and municipal
  obligations                  2             17            (1)           2             78            (19)          4
U.S. government and
  agencies
  obligations                 --             --            --            1             11             --           1
Foreign government
  bonds and
  obligations                  7             20            (4)          --             --             --           7
Other structured
  investments                 --             --            --            2             --             --           2
Common and preferred
  stock                       --             --            --            2             16            (14)          2
------------------------------------------------------------------------------------------------------------------------
  Total                      398         $6,002         $(516)         349         $4,871        $(1,099)        747
========================================================================================================================

                             DECEMBER 31, 2008
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES                  VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities               $ 8,395       $(1,123)
Residential mortgage
  backed securities            771          (220)
Commercial mortgage
  backed securities          1,254          (174)
Asset backed
  securities                   311           (60)
State and municipal
  obligations                   95           (20)
U.S. government and
  agencies
  obligations                   11            --
Foreign government
  bonds and
  obligations                   20            (4)
Other structured
  investments                   --            --
Common and preferred
  stock                         16           (14)
--------------------------------------------------
  Total                    $10,873       $(1,615)
==================================================



As part of RiverSource Life's ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in credit spreads across sectors. The primary driver of lower unrealized losses in 2009 compared to 2008 was the tightening of credit spreads across sectors, partially offset by higher interest rates. In addition, a portion of the decrease in unrealized losses was offset by an increase due to the adoption of a new accounting standard effective January 1, 2009. RiverSource Life recorded a cumulative effect increase to the amortized cost of previously other-than-temporarily impaired investments that increased the gross unrealized losses on Available-for-Sale securities by $64 million. This impact is due to the impairment of Available-for-Sale securities recognized in other comprehensive income (loss) previously recognized through earnings for factors other than credit.

The following table presents a rollforward of the cumulative amounts recognized in the Consolidated Statements of Income for other-than-temporary impairments related to credit losses on securities for which a portion of the securities' total other-than-temporary impairments was recognized in other comprehensive income (loss):

                                                                                    (IN
                                                                                 MILLIONS)
-------------------------------------------------------------------------------------------
Beginning balance of credit losses on securities held for which a portion of other-than-temporary impairment was recognized in other comprehensive
  income                                                                           $102
Additional amount related to credit losses for which an other-than-temporary
  impairment was not previously recognized                                            7
Reductions for securities sold during the period (realized)                         (58)
Additional increases to the amount related to credit losses for which an
  other-than-temporary impairment was previously recognized                          31
-------------------------------------------------------------------------------------------
Ending balance of credit losses on securities held as of December 31, 2009 for which a portion of other-than-temporary impairment was recognized in
  other comprehensive income                                                       $ 82
===========================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The change in net unrealized securities gains (losses) in other comprehensive income (loss) includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities; and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates. As a result of the adoption of a new accounting standard effective January 1, 2009, net unrealized investment gains (losses) arising during the period also includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period. Additionally, reclassification of (gains) losses included in net income contains noncredit other-than-temporary impairment losses that were previously unrealized, but have been recognized in current period net income due to their reclassification as credit losses.

The following table presents a rollforward of the net unrealized securities gains (losses) on Available-for-Sale securities included in accumulated other comprehensive income (loss):

                                                                                         ACCUMULATED
                                                                                            OTHER
                                                                                         COMPREHEN-
                                                                                         SIVE INCOME
                                                                                           (LOSS)
                                                                                         RELATED TO
                                                                 NET                         NET
                                                             UNREALIZED                  UNREALIZED
                                                             INVESTMENT                  INVESTMENT
                                                                GAINS       DEFERRED        GAINS
(IN MILLIONS)                                                 (LOSSES)     INCOME TAX     (LOSSES)
----------------------------------------------------------------------------------------------------
Balance at January 1, 2007                                     $  (258)       $  90        $  (168)
  Net unrealized investment gains arising during the
     period                                                        103          (36)            67
  Reclassification of gains included in net income                 (39)          14            (25)
  Impact on DAC, DSIC and benefit reserves                          15           (5)            10
----------------------------------------------------------------------------------------------------
Balance at December 31, 2007                                   $  (179)       $  63        $  (116)
  Net unrealized investment losses arising during the
     period                                                     (1,598)         559         (1,039)
  Reclassification of losses included in net income                431         (151)           280
  Impact on DAC, DSIC and benefit reserves                         303         (106)           197
----------------------------------------------------------------------------------------------------
Balance at December 31, 2008                                   $(1,043)       $ 365        $  (678)
  Cumulative effect of accounting change                           (58)(1)       20            (38)
  Net unrealized investment gains arising during the
     period                                                      2,378         (832)         1,546
  Reclassification of gains included in net income                 (73)          26            (47)
  Impact on DAC, DSIC, benefit reserves and reinsurance
     recoverables                                                 (566)         199           (367)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2009                                   $   638        $(222)       $   416(2)
====================================================================================================



(1) Amount represents the cumulative effect of adopting a new accounting standard on January 1, 2009, net of DAC and DSIC amortization and certain benefit reserves. See Note 3 for additional information on the adoption impact.

(2) At December 31, 2009, Accumulated Other Comprehensive Income Related to Net Unrealized Investment Gains included $(16) million of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Gross realized investment gains from sales                         $185          $  13         $ 64
Gross realized investment losses from sales                         (50)            (6)         (20)
Other-than-temporary impairments related to credit                  (62)          (440)          (4)


The $62 million of other-than-temporary impairments recognized in net realized investment gains (losses) in 2009 were related to credit losses on non-agency residential mortgage backed securities and corporate debt securities in the gaming industry and banking and finance industries. The $440 million of other-than-temporary impairments recognized in net realized investment gains (losses) in 2008 primarily to credit losses on non-agency residential mortgage backed securities, corporate debt securities primarily in the financial services industry and asset backed and other securities. The $4 million of other-than-temporary impairments recognized in net realized investment gains (losses) in 2007 related to corporate debt securities in the publishing and home building industries.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Available-for-Sale securities by contractual maturity at December 31, 2009 were as follows:

                                                                         AMORTIZED
(IN MILLIONS)                                                              COST       FAIR VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                       $   738       $   751
Due after one year through five years                                       6,638         6,862
Due after five years through 10 years                                       4,786         5,062
Due after 10 years                                                          2,976         3,197
-------------------------------------------------------------------------------------------------
                                                                           15,138        15,872
-------------------------------------------------------------------------------------------------
Residential mortgage backed securities                                      5,249         5,196
Commercial mortgage backed securities                                       3,874         4,040
Asset backed securities                                                       877           880
Other structured investments                                                    4            11
Common and preferred stocks                                                    30            23
-------------------------------------------------------------------------------------------------
  Total                                                                   $25,172       $26,022
=================================================================================================



Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments are not due at a single maturity date. As such, these securities, as well as common and preferred stocks, were not included in the maturities distribution.

At December 31, 2009 and 2008, bonds carried at $7 million and $6 million, respectively, were on deposit with various states as required by law.

Commercial Mortgage Loans, Net
The following is a summary of commercial mortgage loans:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Commercial mortgage loans                                                 $2,562        $2,754
Less: allowance for loan losses                                              (30)          (17)
-------------------------------------------------------------------------------------------------
Commercial mortgage loans, net                                            $2,532        $2,737
=================================================================================================



Commercial mortgage loans are first mortgages on real estate. RiverSource Life holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Commercial mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan.

The balances of and changes in the allowance for loan losses were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at January 1                                                $17           $16          $ 37
Provision for loan losses                                            14             1           (21)
Foreclosures, write-offs and loan sales                              (1)           --            --
-------------------------------------------------------------------------------------------------------
Balance at December 31                                              $30           $17          $ 16
=======================================================================================================



Concentrations of credit risk of commercial mortgage loans by region were as follows:

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
(IN MILLIONS)                                                     2009                        2008
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
                                                           SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Commercial mortgage loans by U.S. region:
  Atlantic                                                $  835          $13         $  880          $ 3
  North Central                                              538           16            629           10
  Pacific                                                    487           13            463           20
  Mountain                                                   296           --            319           10
  South Central                                              248            8            287           --
  New England                                                158           --            176           --
-------------------------------------------------------------------------------------------------------------
                                                           2,562           50          2,754           43
Less: allowance for loan losses                              (30)          --            (17)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                   $2,532          $50         $2,737          $43
=============================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
(IN MILLIONS)                                                     2009                        2008
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
                                                           SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Commercial mortgage loans by U.S. property type:
  Shopping centers and retail                             $  842          $16         $  869          $23
  Office buildings                                           702            6            777           18
  Industrial buildings                                       468           12            485            2
  Apartments                                                 340           --            383           --
  Hotels and motels                                           61           --             76           --
  Mixed use                                                   46           --             50           --
  Medical buildings                                           28           16             32           --
  Other                                                       75           --             82           --
-------------------------------------------------------------------------------------------------------------
                                                           2,562           50          2,754           43
Less: allowance for loan losses                              (30)          --            (17)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                   $2,532          $50         $2,737          $43
=============================================================================================================



Commitments to fund commercial mortgages were made in the ordinary course of business. The funding commitments at December 31, 2009 and 2008 approximate fair value.

Below Investment Grade Syndicated Bank Loans, Net
The following is a summary of below investment grade syndicated bank loans:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Below investment grade syndicated bank loans                               $228          $260
Less: allowance for loan losses                                             (12)          (12)
-------------------------------------------------------------------------------------------------
Net below investment grade syndicated bank loans                           $216          $248
=================================================================================================



Below investment grade syndicated bank loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

Trading Securities
Net recognized gains (losses) related to trading securities held at December 31, 2009, 2008 and 2007 were nil, $9 million and $(2) million, respectively.

Sources of Investment Income and Net Realized Investment Gains (Losses) Net investment income is summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                        $1,371        $1,043        $1,187
Income on commercial mortgage loans                                  160           173           173
Trading securities and other investments                              35            55            82
-------------------------------------------------------------------------------------------------------
                                                                   1,566         1,271         1,442
Less: investment expenses                                            (40)          (19)          (18)
-------------------------------------------------------------------------------------------------------
  Total                                                           $1,526        $1,252        $1,424
=======================================================================================================



Net realized investment gains (losses) are summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                   $ 73          $(433)         $40
Commercial mortgage loans                                           (13)            (1)          --
Trading securities and other investments                             (1)            (8)          --
Reduction in the allowance for loan losses                           --             --           21
-------------------------------------------------------------------------------------------------------
  Total                                                            $ 59          $(442)         $61
=======================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

5. VARIABLE INTEREST ENTITIES

RTA, a subsidiary of RiverSource Life Insurance Company, has variable interests in affordable housing partnerships for which it is not the primary beneficiary and, therefore, does not consolidate.

RTA's maximum exposure to loss as a result of its investment in the affordable housing partnerships is limited to the carrying values. The carrying values are reflected in trading securities and other investments and were $28 million and $54 million as of December 31, 2009 and 2008, respectively. RTA has no obligation to provide further financial or other support to the affordable housing partnerships nor has it provided any additional support to the affordable housing partnerships. RiverSource Life had no liabilities recorded as of December 31, 2009 and 2008 related to the affordable housing partnerships.

6. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

During the third quarter of 2009, 2008 and 2007, RiverSource Life completed the annual detailed review of valuation assumptions of its products. In addition, during the third quarter of 2008, RiverSource Life converted to a new industry standard valuation system that provides enhanced modeling capabilities.

The total pretax impacts on RiverSource Life's assets and liabilities attributable to the review of valuation assumptions during the third quarter of 2009, 2008 and 2007 and the valuation system conversion during the third quarter of 2008 were as follows:

                                                                                           FUTURE
BALANCE SHEET IMPACT             REINSURANCE                                  OTHER        POLICY         OTHER
DEBIT (CREDIT) (IN MILLIONS)    RECOVERABLES       DAC          DSIC         ASSETS       BENEFITS     LIABILITIES      TOTAL
--------------------------------------------------------------------------------------------------------------------------------
2009 period                         $(65)         $119           $ 9           $--          $ 71           $--          $134
2008 period                           92           (81)           (6)            1            95             5           106
2007 period                           (2)          (16)            3            --           (15)           --           (30)


The total pretax impacts on RiverSource Life's revenues and expenses attributable to the review of the valuation assumptions for the years ended December 31, 2009, 2008 and 2007 and the valuation system conversion for the year ended December 31, 2008 were as follows:

                                                                      BENEFITS,                     OTHER
                                                                       CLAIMS,                    INSURANCE
                                                       POLICY AND    LOSSES AND                      AND
PRETAX                                                  CONTRACT     SETTLEMENT   AMORTIZATION    OPERATING
BENEFIT (CHARGE) (IN MILLIONS)            PREMIUMS       CHARGES      EXPENSES       OF DAC       EXPENSES        TOTAL
--------------------------------------------------------------------------------------------------------------------------
2009 period                                  $--          $(65)         $ 80          $119           $--          $134
2008 period                                    2            95            89           (81)            1           106
2007 period                                   --            (2)          (12)          (16)           --           (30)


The balances of and changes in DAC were as follows:

(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $4,324        $4,334        $4,321
Cumulative effect of accounting change                                --            36          (204)
Capitalization of acquisition costs                                  558           587           699
Amortization, excluding impacts of valuation assumptions
review and valuation system conversion                              (264)         (780)         (454)
Amortization, impact of valuation assumptions review and
valuation system conversion                                          119           (81)          (16)
Impact of change in net unrealized securities losses (gains)        (452)          228           (12)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $4,285        $4,324        $4,334
=======================================================================================================



The balances of and changes in DSIC were as follows:

(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $518          $ 511         $452
Cumulative effect of accounting change                               --              9          (11)
Capitalization of sales inducements costs                            82             87          124
Amortization, excluding impacts of valuation assumptions
review and valuation system conversion                              (19)          (115)         (56)
Amortization, impact of valuation assumptions review and
valuation system conversion                                           9             (6)           3
Impact of change in net unrealized securities losses (gains)        (66)            32           (1)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $524          $ 518         $511
=======================================================================================================



RiverSource Life adopted a new accounting standard on the recognition and presentation of other-than-temporary impairments in the first quarter of 2009. The adoption had no net impact to DAC and DSIC.

Effective January 1, 2008, RiverSource Life adopted a new accounting standard on fair value measurements and recorded as a cumulative change in accounting principle a pretax increase of $36 million and $9 million to DAC and DSIC, respectively. See Note 3 for additional information regarding RiverSource Life's adoption of fair value accounting standards.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Effective January 1, 2007, RiverSource Life adopted a new accounting standard related to DAC in connection with modifications or exchanges of insurance contracts and recorded as a cumulative change in accounting principle a pretax reduction of $204 million and $11 million to DAC and DSIC, respectively.

7. REINSURANCE

Generally, RiverSource Life reinsures 90% of the death benefit liability related to individual fixed and variable universal life and term life insurance products. As a result, RiverSource Life typically retains and is at risk for, at most, 10% of each policy's death benefit from the first dollar of coverage for new sales of these policies, subject to the reinsurers fulfilling their obligations. RiverSource Life began reinsuring risks at this level during 2001 (2002 for RiverSource Life of NY) for term life insurance and 2002 (2003 for RiverSource Life of NY) for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. Generally, the maximum amount of life insurance risk retained by RiverSource Life is $1.5 million (increased from $750,000 during 2008) on a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

For existing LTC policies, RiverSource Life (and RiverSource Life of NY for 1996 and later issues) retained 50% of the risk and ceded the remaining 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. ("Genworth").

Generally, RiverSource Life retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states in October 2007 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. RiverSource Life retains all risk for new claims on DI contracts sold on other policy forms. RiverSource Life also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

In addition, RiverSource Life assumes life insurance and fixed annuity risk under reinsurance arrangements with unaffiliated insurance companies.

At December 31, 2009 and 2008, traditional life and universal life insurance in force aggregated $192.8 billion and $192.3 billion, respectively, of which $131.2 billion and $127.6 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis. RiverSource Life also reinsures a portion of the risks assumed under its DI and LTC policies.

The effect of reinsurance on premiums was as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Direct premiums                                                    $ 721         $ 641         $ 628
Reinsurance ceded                                                   (271)         (203)         (189)
-------------------------------------------------------------------------------------------------------
Net premiums                                                       $ 450         $ 438         $ 439
=======================================================================================================



Policy and contract charges are presented on the Consolidated Statements of Income net of $62 million, $61 million and $57 million of reinsurance ceded for the years ended December 31, 2009, 2008 and 2007, respectively.

Reinsurance recovered from reinsurers was $167 million, $142 million and $126 million for the years ended December 31, 2009, 2008 and 2007, respectively. Reinsurance contracts do not relieve RiverSource Life from its primary obligation to policyholders.

Included in reinsurance recoverables is approximately $1.3 billion and $1.2 billion related to LTC risk ceded to Genworth as of December 31, 2009 and 2008, respectively. Included in future policy benefits is $667 million and $689 million related to assumed reinsurance arrangements as of December 31, 2009 and 2008, respectively.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

8. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Fixed annuities                                                           $16,558       $14,058
Equity indexed annuities accumulated host values                              159           228
Equity indexed annuities embedded derivatives                                   9            16
Variable annuities fixed sub-accounts                                       6,127         5,623
Variable annuity GMWB                                                         204         1,471
Variable annuity GMAB                                                         100           367
Other variable annuity guarantees                                              12            67
-------------------------------------------------------------------------------------------------
  Total annuities                                                          23,169        21,830
VUL/ UL insurance                                                           2,595         2,526
Other life, DI and LTC insurance                                            4,619         4,397
-------------------------------------------------------------------------------------------------
  Total future policy benefits                                             30,383        28,753
Policy claims and other policyholders' funds                                  123           172
-------------------------------------------------------------------------------------------------
  Total future policy benefits and policy claims and other
  policyholders' funds                                                    $30,506       $28,925
=================================================================================================



Separate account liabilities consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                    $48,982       $37,657
VUL insurance variable sub-accounts                                         5,239         4,091
Other insurance variable sub-accounts                                          46            39
-------------------------------------------------------------------------------------------------
  Total separate account liabilities                                      $54,267       $41,787
=================================================================================================



Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. RiverSource Life generally invests the proceeds from the annuity payments in fixed rate securities. RiverSource Life may hedge the interest rate risks related to fixed annuities with derivative instruments. As of December 31, 2009 and 2008, there were no outstanding derivatives to hedge these risks.

Equity Indexed Annuities
The Index 500 Annuity, RiverSource Life's equity indexed annuity product, is a single premium deferred fixed annuity. The contract is issued with an initial term of seven years and interest earnings are linked to the S&P 500 Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. RiverSource Life generally invests the proceeds from the annuity deposits in fixed rate securities and hedges the equity risk with derivative instruments. See Note 15 for additional information regarding RiverSource Life's derivative instruments. In 2007, RiverSource Life discontinued new sales of equity indexed annuities.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by RiverSource Life contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. RiverSource Life previously offered contracts with GMIB provisions. See Note 2 and Note 9 for additional information regarding RiverSource Life's variable annuity guarantees. RiverSource Life does not currently hedge its risk under the GGU and GMIB provisions. During the third quarter of 2009, RiverSource Life entered into a limited number of derivative contracts to economically hedge equity exposure related to GMDB provisions on variable annuity contracts written previously in 2009. The total value of variable annuity contracts with GMWB riders increased from $12.7 billion at December 31, 2008 to $19.2 billion at December 31, 2009. The total value of variable annuity contracts with GMAB riders increased from $2.0 billion at December 31, 2008 to $2.9 billion at December 31, 2009. The total value of variable annuity contracts with GMDB riders increased from $42.2 billion at December 31, 2008 to $53.7 billion at December 31, 2009, of which $5.2 billion have corresponding hedges. See Note 15 for additional information regarding derivative instruments used to hedge risks related to GMWB, GMAB and GMDB provisions.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Insurance Liabilities
VUL/UL is the largest group of insurance policies written by RiverSource Life. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those policyholders. RiverSource Life also offers term and whole life insurance as well as disability products. RiverSource Life no longer offers LTC products but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims, and obligations for anticipated future claims.

9. VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by RiverSource Life contain GMDB provisions. RiverSource Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as GGU benefits. In addition, RiverSource Life offers contracts with GMWB and GMAB provisions. RiverSource Life previously offered contracts containing GMIB provisions. See
Note 2 and Note 8 for additional information regarding the liabilities related to variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. RiverSource Life has three primary GMDB provisions:

- Return of premium -- provides purchase payments minus adjusted partial surrenders.

- Reset -- provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision is often provided in combination with the return of premium provision. This provision is no longer offered.

- Ratchet -- provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on equity market performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance.

RiverSource Life has GMWB riders in force with the following provisions:

- withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

- withdrawals at a specified rate per year for the life of the contractholder ("GMWB for life").

- withdrawals at a specified rate per year for joint contractholders while either is alive. Once withdrawals begin, the contractholder's funds are moved to one of three less aggressive asset allocation models (of the five that are available prior to withdrawal).

- withdrawals based on performance of the contract or issue age. On some contracts, credits are applied annually for the first ten years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL contracts offered by RiverSource Life provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following table provides information related to variable annuity guarantees for which RiverSource Life has established additional liabilities:

                                                        DECEMBER 31, 2009                            DECEMBER 31, 2008
                                    ---------------------------------------------------------------------------------------
                                                     CONTRACT                      WEIGHTED                      CONTRACT
VARIABLE ANNUITY GUARANTEES BY          TOTAL        VALUE IN          NET          AVERAGE         TOTAL        VALUE IN
BENEFIT TYPE(1)                       CONTRACT       SEPARATE        AMOUNT        ATTAINED       CONTRACT       SEPARATE
(IN MILLIONS, EXCEPT AGE)               VALUE        ACCOUNTS      AT RISK(2)         AGE           VALUE        ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------
GMDB:
  Return of Premium                    $30,938        $28,415        $  974           61           $22,249        $20,153
  Six-Year Reset                        13,886         11,197           926           61            12,719         10,063
  One-Year Ratchet                       7,081          6,400           873           63             5,770          5,061
  Five-Year Ratchet                      1,256          1,171            38           59               951            888
  Other                                    582            542            98           67               471            429
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMDB                      $53,743        $47,725        $2,909           61           $42,160        $36,594
===========================================================================================================================
GGU DEATH BENEFIT                      $   853        $   775        $   70           63           $   699        $   619
GMIB                                   $   628        $   582        $  126           63           $   567        $   511
GMWB:
  GMWB                                 $ 4,196        $ 4,067        $  454           64           $ 3,513        $ 3,409
  GMWB for life                         14,988         14,333           795           63             9,194          8,764
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMWB                      $19,184        $18,400        $1,249           63           $12,707        $12,173
===========================================================================================================================
GMAB                                   $ 2,926        $ 2,853        $  153           56           $ 2,006        $ 1,937
                                         DECEMBER 31, 2008
                                    ---------------------------
                                                     WEIGHTED
VARIABLE ANNUITY GUARANTEES BY           NET          AVERAGE
BENEFIT TYPE(1)                        AMOUNT        ATTAINED
(IN MILLIONS, EXCEPT AGE)            AT RISK(2)         AGE
---------------------------------------------------------------
GMDB:
  Return of Premium                    $ 4,873          61
  Six-Year Reset                         2,802          61
  One-Year Ratchet                       2,163          62
  Five-Year Ratchet                        199          59
  Other                                    192          66
---------------------------------------------------------------
    Total -- GMDB                      $10,229          61
===============================================================
GGU DEATH BENEFIT                      $    65          63
GMIB                                   $   245          63
GMWB:
  GMWB                                 $ 1,312          63
  GMWB for life                          2,704          63
---------------------------------------------------------------
    Total -- GMWB                      $ 4,016          63
===============================================================
GMAB                                   $   608          56


(1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2) Represents the current guaranteed benefit amount in excess of the current contract value. GMIB, GMWB and GMAB benefits are subject to waiting periods and payment periods specified in the contract.

Changes in additional liabilities were as follows:

(IN MILLIONS)                                    GMDB & GGU       GMIB          GMWB          GMAB           UL
--------------------------------------------------------------------------------------------------------------------
Liability balance at January 1, 2008                $ 24           $ 3         $   136        $  33          $ 4
Incurred claims                                       58            10           1,335          334            6
Paid claims                                          (27)           (1)             --           --           (3)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2008                55            12           1,471          367            7
Incurred claims                                       12            (5)         (1,267)        (267)           8
Paid claims                                          (61)           (1)             --           --           --
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2009              $  6           $ 6         $   204        $ 100          $15
====================================================================================================================



The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Mutual funds:
  Equity                                                                  $29,379       $21,899
  Bond                                                                     16,537        12,135
  Other                                                                     2,889         3,463
-------------------------------------------------------------------------------------------------
Total mutual funds                                                        $48,805       $37,497
=================================================================================================



No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

10. LINES OF CREDIT

In July 2009, RiverSource Life Insurance Company, as the borrower, entered into a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed $800 million at any time. The interest rate for any borrowing under the new agreement is established by reference to LIBOR plus 28 basis points. Amounts borrowed may be repaid at any time with no prepayment penalty. As of December 31, 2009, the outstanding balance under this credit line was $300 million which was repaid in full with payments in January and February 2010.

RiverSource Life has available a committed line of credit with Ameriprise Financial aggregating $200 million. The interest rate for any borrowings is established by reference to LIBOR. There were no amounts outstanding on this line of credit at December 31, 2009 and 2008.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

In September 2008, RiverSource Life, as the lender, entered into a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life's statutory admitted assets as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR plus 28 basis points. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of December 31, 2009 and 2008.

RiverSource Life had a collateral loan agreement with Ameriprise Financial aggregating up to $75 million which expired on October 31, 2008.

11. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

VALUATION HIERARCHY
RiverSource Life categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by RiverSource Life's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

DETERMINATION OF FAIR VALUE
RiverSource Life uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. RiverSource Life's market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. RiverSource Life's income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, RiverSource Life maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

ASSETS

Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. RiverSource Life's remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from nationally-recognized pricing services, broker quotes, or other model-based valuation techniques such as the present value of cash flows. Level 1 securities include U.S. Treasuries. Level 2 securities include corporate and municipal bonds, agency mortgage backed securities, commercial mortgage backed securities, asset backed securities and U.S. and foreign government and agency securities. Level 3 securities include corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities.

Through RiverSource Life's own experience transacting in the marketplace and through discussions with its pricing vendors, RiverSource Life believes that the market for non-agency residential mortgage backed securities is inactive. Indicators of inactive markets include: pricing services' reliance on brokers or discounted cash flow analyses to provide prices, an increase in the disparity between prices provided by different pricing services for the same security, unreasonably large bid-offer spreads and a significant decrease in the volume of trades relative to historical levels. In certain cases, this market inactivity has resulted in RiverSource Life applying valuation techniques that rely more on an income approach (discounted cash flows using market rates) than on a market approach (prices from pricing services). RiverSource Life considers market observable yields for other asset classes it considers to be of similar risk which includes nonperformance and liquidity for individual

RiverSource Life Insurance Company
--------------------------------------------------------------------------------


securities to set the discount rate for applying the income approach to certain non-agency residential mortgage backed securities.

Separate Account Assets
The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

Derivatives
The fair value of derivatives that are traded in certain over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include interest rate swaps and options. Derivatives that are valued using pricing models that have significant unobservable inputs are classified as Level 3 measurements. Structured derivatives that are used by RiverSource Life to hedge its exposure to market risk related to certain variable annuity riders are classified as Level 3. RiverSource Life settled these derivatives in the second quarter of 2009 and has not entered into any additional structured derivatives since then.

LIABILITIES

Embedded Derivatives

VARIABLE ANNUITY RIDERS -- GMAB AND GMWB
RiverSource Life values the embedded derivative liability attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk, and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions and margins for risk, profit and expenses that RiverSource Life believes an exit market participant would expect. The fair value of these embedded derivatives also reflects a current estimate of RiverSource Life's nonperformance risk specific to these liabilities. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivative liability attributable to these provisions is recorded in future policy benefits.

EQUITY INDEXED ANNUITIES
RiverSource Life uses various Black-Scholes calculations to determine the fair value of the embedded derivative liability associated with the provisions of its equity indexed annuities. The inputs to these calculations are primarily market observable. As a result, these measurements are classified as Level 2. The embedded derivative liability attributable to the provisions of RiverSource Life's equity indexed annuities is recorded in future policy benefits.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

                                                                          DECEMBER 31, 2009
                                                       ------------------------------------------------------
(IN MILLIONS)                                             LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
     Fixed maturities:
       Corporate debt securities                            $--         $13,755       $1,239        $14,994
       Residential mortgage backed securities                --           2,424        2,772          5,196
       Commercial mortgage backed securities                 --           3,968           72          4,040
       Asset backed securities                               --             665          215            880
       State and municipal obligations                       --             613           --            613
       U.S. government and agencies obligations              11             147           --            158
       Foreign government bonds and obligations              --             107           --            107
       Other structured investments                          --              --           11             11
-------------------------------------------------------------------------------------------------------------
     Total Available-for-Sale securities: Fixed
     maturities                                              11          21,679        4,309         25,999
  Common and preferred stocks                                --              23           --             23
  Trading securities                                         --              36           --             36
  Cash equivalents                                            2             801           --            803
  Other assets                                               --             615           --            615
  Separate account assets                                    --          54,267           --         54,267
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                  $13         $77,421       $4,309        $81,743
=============================================================================================================

Liabilities
  Future policy benefits                                    $--         $     9       $  299        $   308
  Other liabilities                                          --             757           --            757
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                             $--         $   766       $  299        $ 1,065
=============================================================================================================




                                                                          DECEMBER 31, 2008
                                                       ------------------------------------------------------
(IN MILLIONS)                                             LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
     Fixed maturities:
       Corporate debt securities                           $ --         $ 9,907       $1,086        $10,993
       Residential mortgage backed securities                --           3,016          520          3,536
       Commercial mortgage backed securities                 --           2,440            3          2,443
       Asset backed securities                               --             531           95            626
       State and municipal obligations                       --             145           --            145
       U.S. government and agencies obligations              21             190           --            211
       Foreign government bonds and obligations              --             107           --            107
       Other structured investments                          --              --            9              9
-------------------------------------------------------------------------------------------------------------
     Total Available-for-Sale securities: Fixed
     maturities                                              21          16,336        1,713         18,070
  Common and preferred stocks                                --              16           --             16
  Trading securities                                         70              77           --            147
  Cash equivalents                                          432           2,861           --          3,293
  Other assets                                               --           2,238          200          2,438
  Separate account assets                                    --          41,787           --         41,787
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                 $523         $63,315       $1,913        $65,751
=============================================================================================================

Liabilities
  Future policy benefits                                   $ --         $    16       $1,832        $ 1,848
  Other liabilities                                          --             645           --            645
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                            $ --         $   661       $1,832        $ 2,493
=============================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

                                                              TOTAL GAINS          PURCHASES,
                                                         (LOSSES) INCLUDED IN        SALES,
                                                      --------------------------    ISSUANCES
                                          BALANCE,                      OTHER          AND        TRANSFERS     BALANCE,
                                         JANUARY 1,        NET       COMPREHEN-   SETTLEMENTS,   IN/(OUT) OF  DECEMBER 31,
(IN MILLIONS)                               2009         INCOME      SIVE INCOME       NET         LEVEL 3        2009
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities
     Corporate debt securities             $ 1,086       $   --         $194         $   20         $(61)        $1,239
     Residential mortgage backed
     securities                                520           65          156          2,031           --          2,772
     Commercial mortgage backed
     securities                                  3           --            8             61           --             72
     Asset backed securities                    95            7           10            112           (9)           215
     Other structured investments                9            2           --             --           --             11
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                           1,713           74(1)       368          2,224          (70)(3)      4,309

Other assets                                   200          (37)(2)       --           (163)          --             --
Future policy benefits                      (1,832)       1,611(2)        --            (78)          --           (299)


(1) Represents a $7 million loss included in net realized investment gains (losses) and a $81 million gain included in net investment income in the Consolidated Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

(3) Represents securities with a fair value of $79 million that were transferred to Level 2 as the fair value of the securities is now obtained from a nationally-recognized pricing service net of a security with a fair value of $9 million that was transferred to Level 3 as the fair value of the security is now based on broker quotes.

                                                              TOTAL GAINS          PURCHASES,
                                                         (LOSSES) INCLUDED IN        SALES,
                                                      --------------------------    ISSUANCES
                                          BALANCE,                      OTHER          AND        TRANSFERS     BALANCE,
                                         JANUARY 1,        NET       COMPREHEN-   SETTLEMENTS,   IN/(OUT) OF  DECEMBER 31,
(IN MILLIONS)                               2008         INCOME       SIVE LOSS        NET         LEVEL 3        2008
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities
     Corporate debt securities             $1,271        $   (30)       $(152)        $  (3)        $ --         $ 1,086
     Residential mortgage backed
     securities                               417           (144)        (134)          162          219             520
     Commercial mortgage backed
     securities                                 5             --           --            (2)          --               3
     Asset backed securities                  115              1          (24)            3           --              95
     Other structured investments               2              4            6            (3)          --               9
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                          1,810           (169)(1)     (304)          157          219(3)        1,713

Other assets                                  280            149(2)        --          (229)          --             200
Future policy benefits                       (158)        (1,611)(2)       --           (63)          --          (1,832)
Other liabilities                              --             (9)(2)       --             9           --              --


(1) Represents a $176 million loss included in net realized investment gains (losses) and a $7 million gain included in net investment income in the Consolidated Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

(3) Represents prime non-agency residential mortgage backed securities previously classified as Level 2 for which management believes the market for these prime quality assets is now inactive.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following table presents the changes in unrealized gains (losses) included in net income related to Level 3 assets and liabilities held at December 31 for the year then ended:

                                                          2009                                      2008
                                        ----------------------------------------------------------------------------------
                                                           NET        BENEFITS,                      NET        BENEFITS,
                                                        REALIZED       CLAIMS,                    REALIZED       CLAIMS,
                                             NET       INVESTMENT    LOSSES AND        NET       INVESTMENT    LOSSES AND
                                         INVESTMENT       GAINS      SETTLEMENT    INVESTMENT       GAINS      SETTLEMENT
(IN MILLIONS)                              INCOME       (LOSSES)      EXPENSES       INCOME       (LOSSES)      EXPENSES
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities
     Corporate debt securities               $--          $ --         $   --          $--          $ (29)       $    --
     Residential mortgage backed
     securities                               80           (31)            --            2           (146)            --
     Asset backed securities                   1            --             --            1             --             --
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                            81           (31)            --            3           (175)            --

Other assets                                  --            --             --           --             --            126
Future policy benefits                        --            --          1,582           --             --         (1,608)


During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following table provides the carrying value and the estimated fair value of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
                                                                  2009                        2008
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN MILLIONS)                                              VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
  Commercial mortgage loans, net                          $ 2,532       $ 2,519       $ 2,737       $ 2,506
  Policy loans                                                715           790           722           779
  Other investments                                           226           245           248           202
  Restricted cash                                             184           184            --            --

FINANCIAL LIABILITIES
  Future policy benefits                                  $15,540       $15,657       $13,116       $12,418
  Separate account liabilities                                406           406           386           386
  Line of credit with Ameriprise Financial                    300           300            --            --


Commercial mortgage loans, net
The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities and characteristics including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for RiverSource Life's estimate of the amount recoverable on the loan.

Policy loans
The fair value of policy loans is determined using discounted cash flows.

Other investments
Other investments primarily consist of syndicated loans. The fair value of syndicated loans is obtained from a nationally-recognized pricing service.

Restricted Cash
Restricted cash is generally set aside for specific business transactions and restrictions are specific to RiverSource Life and does not transfer to third party market participants, therefore, the carrying value amount is a reasonable estimate of fair value.

Future policy benefits
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and RiverSource Life's nonperformance risk specific to these liabilities. The fair value of other liabilities including non-life contingent fixed annuities in payout status, equity indexed annuity host contracts

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner.

Separate account liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contractholders and RiverSource Life. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

Line of credit with Ameriprise Financial
The fair value of the line of credit is determined by discounting cash flows with an adjustment for RiverSource Life's nonperformance risk specific to this liability. Due to the short-term nature of the line of credit, the carrying value is an approximation of the fair value.

12. RELATED PARTY TRANSACTIONS

RiverSource Investments, LLC is the investment manager for the proprietary mutual funds used as investment options by RiverSource Life's variable annuity contractholders and variable life insurance policyholders. RiverSource Life provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2009, 2008 and 2007, RiverSource Life received $87 million, $101 million and $97 million, respectively, from RiverSource Investments, LLC for these services.

RiverSource Life participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. RiverSource Life contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). RiverSource Life's share of the total net periodic pension cost was $2 million in 2009, and $1 million in both 2008 and 2007.

RiverSource Life participates in the Ameriprise Financial 2005 Incentive Compensation Plan. Employees, directors and independent contractors are eligible to receive incentive awards including stock options, restricted stock awards, restricted stock units, performance shares and similar awards designed to comply with the applicable federal regulations and laws of jurisdiction. The expense for incentive awards was $3 million in 2009, 2008 and 2007.

RiverSource Life also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. RiverSource Life contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations were $2 million, nil and $3 million in 2009, 2008 and 2007, respectively.

RiverSource Life participates in the defined benefit health care plans of Ameriprise Financial that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of Ameriprise Financial. Ameriprise Financial expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2009, 2008 and 2007 was nil, $1 million and $2 million, respectively.

Charges by Ameriprise Financial and affiliated companies to RiverSource Life for use of joint facilities, technology support, marketing services and other services aggregated $580 million, $673 million and $909 million for 2009, 2008 and 2007, respectively. Certain of these costs are included in DAC. Expenses allocated to RiverSource Life may not be reflective of expenses that would have been incurred by RiverSource Life on a stand-alone basis.

Dividends paid and received were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Cash dividends paid to Ameriprise Financial                         $--          $775          $900
Cash dividends paid to RiverSource Life Insurance Company
from RiverSource Life of NY                                          --            77            83
Cash dividend paid to RiverSource Life Insurance Company from
RTA                                                                  22            --            --
Non-cash dividend paid to Ameriprise Financial from RTA              --           118            --


Notifications to state insurance regulators were made in advance of payments of dividends for amounts in excess of statutorily defined thresholds. See Note 13 for additional information.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

During 2008, RiverSource Life received a non-cash capital contribution of $83 million comprised of below investment grade syndicated bank loans from Ameriprise Financial. In addition, RiverSource Life Insurance Company received a $239 million contribution from Ameriprise Financial, consisting of all the issued and outstanding shares of RTA.

During 2009, RiverSource Life Insurance Company received a non-cash capital contribution of $131 million comprised of two buildings and the related land from Ameriprise Financial. As part of the transaction, RiverSource Life Insurance Company entered into an agreement to lease the buildings to Ameriprise Financial. In addition, RiverSource Life Insurance Company received a non-cash capital contribution of $200 million consisting of a reduction of the outstanding balance due to Ameriprise Financial under a line of credit. See Note 10 for more information on RiverSource Life's lines of credit.

There were no amounts included in other liabilities at December 31, 2009 and 2008 payable to Ameriprise Financial for federal income taxes.

During 2009, RiverSource Life sold corporate bonds of $27 million to Ameriprise Financial and recognized a gain of $9 million.

13. STATUTORY CAPITAL AND SURPLUS

State insurance statutes contain limitations as to the amount of dividends or distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, dividends or distributions in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company's primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company's statutory unassigned surplus aggregated $433 million and $173 million as of December 31, 2009 and 2008, respectively.

In addition, dividends or distributions, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year's statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as "extraordinary dividends." Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval.

Statutory net gain from operations and net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
                                                                (unaudited)
Statutory net gain (loss) from operations(1)                      $1,793        $(1,184)      $  523
Statutory net income (loss)(1)                                     1,887         (1,407)         555
Statutory capital and surplus                                      3,371          2,529        2,820


(1) An increase in statutory reserves for variable annuity guaranteed benefits contributed significantly to the loss in 2008, but was substantially offset by unrealized gains on derivatives which are not included in the statutory income statement, but recorded directly to surplus. These impacts were substantially reversed in 2009.

14. INCOME TAXES

RiverSource Life qualifies as a life insurance company for federal income tax purposes. As such, RiverSource Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                          $325          $  42         $(30)
  State                                                               1              3           --
-------------------------------------------------------------------------------------------------------
     Total current income tax                                       326             45          (30)
Deferred income tax
  Federal                                                           (80)          (236)          83
  State                                                              (1)             2           --
-------------------------------------------------------------------------------------------------------
     Total deferred income tax                                      (81)          (234)          83
-------------------------------------------------------------------------------------------------------
Total income tax provision (benefit)                               $245          $(189)        $ 53
=======================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
                                                                   2009          2008          2007
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                         35.0%          35.0%         35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                          (7.2)          56.6         (10.9)
  State taxes, net of federal benefit                                --           (3.7)           --
  Low income housing credit                                        (2.0)          27.9          (7.0)
  Foreign tax credit, net of addback                               (1.0)          15.3          (2.3)
  Taxes applicable to prior years                                   0.1           29.2          (4.0)
  Other, net                                                         --           (0.2)           --
-------------------------------------------------------------------------------------------------------
Income tax provision                                               24.9%         160.1%         10.8%
=======================================================================================================



RiverSource Life's effective tax rate was 24.9% and 160.1% for the years ended December 31, 2009 and 2008, respectively. The decrease in the effective tax rate is primarily due to pretax income for 2009 compared to a pretax loss in relation to a net tax benefit for 2008. RiverSource Life's effective tax rate for 2008 included a $39 million tax benefit related to changes in the status of current audits.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of RiverSource Life's deferred income tax assets and liabilities are reflected in the following table:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Deferred income tax assets:
  Liabilities for future policy benefits                                  $1,390        $1,744
  Investment related                                                         163            --
  Net unrealized losses on Available-for-Sale securities and
  derivatives                                                                 --           399
  Net operating loss and tax credit carryforwards                            185           159
  Other                                                                       --            44
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           1,738         2,346

Deferred income tax liabilities:
  DAC                                                                      1,264         1,168
  Investment related                                                          --           398
  Net unrealized gains on Available-for-Sale securities                      203            --
  DSIC                                                                       193           181
  Other                                                                       15            --
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                      1,675         1,747
-------------------------------------------------------------------------------------------------
Net deferred income tax assets                                            $   63        $  599
=================================================================================================



RiverSource Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in RiverSource Life's deferred tax assets is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. Significant judgment is required in determining if a valuation allowance should be established, and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination, (i) future taxable income exclusive of reversing temporary differences and carryforwards, (ii) future reversals of existing taxable temporary differences, (iii) taxable income in prior carryback years, and (iv) tax planning strategies.

Based on analysis of RiverSource Life's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable RiverSource Life to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2009 and 2008.

Additionally, RiverSource Life has tax benefits related to net operating loss carryforwards of $16 million which expire beginning December 31, 2025 as well as tax credit carryforwards of $149 million which expire beginning December 31, 2025.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $(89)         $  97         $ 73
Additions (reductions) based on tax positions related to the
current year                                                          1           (165)          34
Additions for tax positions of prior years                           18             38           16
Reductions for tax positions of prior years                          (7)           (59)         (26)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $(77)         $ (89)        $ 97
=======================================================================================================



If recognized, approximately $49 million, $30 million and $49 million, net of federal tax benefits, of the unrecognized tax benefits as of December 31, 2009, 2008 and 2007, respectively, would affect the effective tax rate.

RiverSource Life recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. RiverSource Life recognized a net reduction of $1 million, $14 million and $11 million in interest and penalties for the year ended December 31, 2009, 2008 and 2007, respectively. At December 31, 2009 and 2008, RiverSource Life had a receivable of $16 million and $15 million, respectively, related to accrued interest and penalties.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. However, there are a number of open audits and quantification of a range cannot be made at this time.

RiverSource Life or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, RiverSource Life is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years before 1997. The Internal Revenue Service ("IRS"), as part of the overall examination of the American Express Company consolidated return completed its field examination of the RiverSource Life's income tax returns for 1997 through 2002 during 2008 and completed its field examination of 2003 through 2004 in the third quarter of 2009. However, for federal income tax purposes, these years continue to remain open as a consequence of certain issues under appeal. In the fourth quarter of 2008, the IRS commenced an examination of RiverSource Life's U.S. income tax returns for 2005 through 2007, which is expected to be completed in 2010. RiverSource Life or certain of its subsidiaries' state income tax returns are currently under examination by various jurisdictions for years ranging from 1998 through 2006.

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate account assets held in connection with variable contracts of life insurance companies. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that RiverSource Life receives. Management believes that it is likely that any such regulations would apply prospectively only. Additionally, included in the Administration's 2011 Revenue Proposals is a provision to modify the DRD for life insurance companies' separate accounts, which if enacted could significantly reduce the DRD tax benefits RiverSource Life receives, prospectively, beginning in 2011. For the year ended December 31, 2009, RiverSource Life recorded a benefit of approximately $62 million related to the current year's separate account DRD.

As a result of the separation of Ameriprise Financial from American Express, RiverSource Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010.

The items comprising other comprehensive income (loss) are presented net of the following income tax provision (benefit) amounts:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                           $166          $(302)         $28
Net unrealized derivative gains                                       2              2           --
-------------------------------------------------------------------------------------------------------
Net income tax provision (benefit)                                 $168          $(300)         $28
=======================================================================================================



15. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable RiverSource Life to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. RiverSource Life primarily enters into derivative agreements for risk management purposes related to RiverSource Life's products and operations.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

RiverSource Life uses derivatives as economic hedges and occasionally holds derivatives designated for hedge accounting. The following table presents the balance sheet location and the gross fair value of derivative instruments, including embedded derivatives, by type of derivative and product at December 31, 2009:

                                                BALANCE                           BALANCE
DERIVATIVES NOT DESIGNATED AS HEDGING            SHEET                             SHEET
INSTRUMENTS                                    LOCATION           ASSET          LOCATION         LIABILITY
------------------------------------------------------------------------------------------------------------
                                                                   (IN                               (IN
                                                                MILLIONS)                         MILLIONS)
INTEREST RATE CONTRACTS
                                                                               Other
  GMWB and GMAB                              Other assets         $176         liabilities         $  280

EQUITY CONTRACTS
                                                                               Other
  GMWB and GMAB                              Other assets          437         liabilities            474
                                                                               Other
  GMDB                                                              --         liabilities              2
  Equity indexed annuities                   Other assets            2                                 --
                                                                               Future
  Equity indexed annuities embedded                                            policy
  derivatives                                                       --         benefits                 9

OTHER
                                                                               Future
                                                                               policy
  GMWB and GMAB embedded derivatives(1)                             --         benefits               299
------------------------------------------------------------------------------------------------------------
       Total                                                      $615                             $1,064
============================================================================================================



(1) The fair values of GMWB and GMAB embedded derivatives fluctuate primarily based on changes in equity, interest rate and credit markets.

See Note 11 for additional information regarding RiverSource Life's fair value measurement of derivative instruments.

Derivatives Not Designated as Hedges
The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Consolidated Statements of Income for the year ended December 31, 2009:

                                                   LOCATION OF         AMOUNT OF
                                                   GAIN (LOSS)        GAIN (LOSS)
                                                       ON                 ON
                                                   DERIVATIVES        DERIVATIVES
DERIVATIVES NOT DESIGNATED AS HEDGING              RECOGNIZED         RECOGNIZED
INSTRUMENTS                                         IN INCOME          IN INCOME
---------------------------------------------------------------------------------
                                                                          (IN
                                                                       MILLIONS)
INTEREST RATE CONTRACTS
                                                  Benefits,
                                                  claims,
                                                  losses and
                                                  settlement
  GMWB and GMAB                                   expenses              $  (435)

EQUITY CONTRACTS
                                                  Benefits,
                                                  claims,
                                                  losses and
                                                  settlement
  GMWB and GMAB                                   expenses               (1,310)
                                                  Benefits,
                                                  claims,
                                                  losses and
                                                  settlement
  GMDB                                            expenses                  (10)
                                                  Interest
                                                  credited to
                                                  fixed
  Equity indexed annuities                        accounts                    4
                                                  Interest
                                                  credited to
                                                  fixed
  Equity indexed annuities embedded derivatives   accounts                    7

OTHER
                                                  Benefits,
                                                  claims,
                                                  losses and
                                                  settlement
  GMWB and GMAB embedded derivatives              expenses                1,533
---------------------------------------------------------------------------------
     Total                                                              $  (211)
=================================================================================



RiverSource Life holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity and interest rate risk related to various RiverSource Life products and transactions.

The majority of RiverSource Life's annuity contracts contain GMDB provisions, which may result in a death benefit payable that exceeds the contract accumulation value when market values of customers' accounts decline. Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of considerations received at the beginning of the contract period, after a specified holding period, respectively. RiverSource Life economically hedges the exposure related to non-life contingent GMWB and GMAB provisions using various equity futures, equity options, total return swaps, interest rate swaptions and interest rate swaps. In the third quarter of 2009, RiverSource Life entered into a limited number of derivative contracts to economically hedge equity exposure related to GMDB provisions on variable annuity contracts written previously in 2009. At December 31, 2009, the gross notional amount of these contracts was $38.7 billion and $77 million for RiverSource Life's GMWB and GMAB provisions and GMDB provisions, respectively. The premium associated with certain of the above options is paid or received semi-annually over the life of the option contract.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following is a summary of the payments RiverSource Life is scheduled to make and receive for these options:

                                                                         PREMIUMS      PREMIUMS
(IN MILLIONS)                                                             PAYABLE     RECEIVABLE
-------------------------------------------------------------------------------------------------
2010                                                                       $189           $5
2011                                                                        181            4
2012                                                                        160            3
2013                                                                        143            2
2014                                                                        118            1
2015-2024                                                                   410            4


Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

Equity indexed annuities have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by RiverSource Life related to equity indexed annuities products will positively or negatively impact earnings over the life of these products. As a means of economically hedging its obligations under the provisions of these products, RiverSource Life enters into index options and occasionally enters into futures contracts. The gross notional amount of these derivative contracts was $129 million at December 31, 2009.

EMBEDDED DERIVATIVES
Certain annuities contain GMAB and non-life contingent GMWB provisions, which are considered embedded derivatives. In addition, the equity component of the equity indexed annuity product obligations is also considered an embedded derivative. As captured in the tables above, embedded derivatives are bifurcated from their host contracts and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As noted above, RiverSource Life uses derivatives to mitigate the financial statement impact of these embedded derivatives.

CASH FLOW HEDGES
RiverSource Life has amounts classified in accumulated other comprehensive income (loss) related to gains and losses associated with the effective portion of previously designated cash flow hedges. RiverSource Life reclassifies these amounts into income as the forecasted transactions impact earnings. During the year ended December 31, 2009, RiverSource Life held no derivatives that were designated as cash flow hedges.

The following is a summary of unrealized derivatives gains (losses) included in accumulated other comprehensive income (loss) related to cash flow hedges:

(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Net unrealized derivatives losses at January 1                     $(38)         $(40)         $(41)
Unrealized derivative losses arising during the period               --            (1)           (1)
Reclassification of realized gains(1)                                 6             5             2
Income tax provision (benefit)                                       (2)           (2)           --
-------------------------------------------------------------------------------------------------------
Net unrealized derivatives losses at December 31                   $(34)         $(38)         $(40)
=======================================================================================================



(1) Gain reclassified from Accumulated Other Comprehensive to Net Investment Income on Consolidated Statements of Income.

At December 31, 2009, RiverSource Life expects to reclassify $6 million of deferred loss on derivative instruments from accumulated other comprehensive income (loss) to earnings during the next 12 months that will be recorded in net investment income. These were originally losses on derivative instruments related to interest rate swaptions. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately. No hedge relationships were discontinued during the years ended December 31, 2009, 2008 and 2007 due to forecasted transactions no longer being expected to occur according to the original hedge strategy. For the years ended December 31, 2009 and 2008, there were no amounts recognized in earnings on derivative transactions that were ineffective. For the year ended December 31, 2007, RiverSource Life recognized $2 million in net investment income related to ineffectiveness on its swaptions.

Currently, the longest period of time over which RiverSource Life is hedging exposure to the variability in future cash flows is 9 years and relates to interest credited on forecasted fixed premium product sales.

CREDIT RISK
Credit risk associated with RiverSource Life's derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, RiverSource Life has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

netting arrangements and collateral arrangements wherever practical. As of December 31, 2009, RiverSource Life held $88 million in cash and cash equivalents and recorded a corresponding liability in other liabilities for collateral RiverSource Life is obligated to return to counterparties. As of December 31, 2009, RiverSource Life had accepted additional collateral consisting of various securities with a fair market value of $22 million, which are not reflected on the Consolidated Balance Sheets. As of December 31, 2009, RiverSource Life's maximum credit exposure related to derivative assets after considering netting arrangements with counterparties and collateral arrangements was approximately $53 million.

Certain of RiverSource Life's derivative instruments contain provisions that adjust the level of collateral RiverSource Life is required to post based on RiverSource Life's financial strength rating (or based on the debt rating of RiverSource Life's parent, Ameriprise Financial). Additionally, certain of RiverSource Life's derivative contracts contain provisions that allow the counterparty to terminate the contract if RiverSource Life does not maintain a specific financial strength rating or Ameriprise Financial's debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, RiverSource Life's counterparty could require immediate settlement of any net liability position. At December 31, 2009, the aggregate fair value of all derivative instruments containing such credit risk features was $296 million. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2009 was $269 million. If the credit risk features of derivative contracts that were in a net liability position at December 31, 2009 were triggered, the additional fair value of assets needed to settle these derivative liabilities would have been $27 million.

16. COMMITMENTS AND CONTINGENCIES

At December 31, 2009 and 2008, RiverSource Life had no material commitments to purchase investments other than mortgage loan fundings. See Note 4 for additional information.

RiverSource Life's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2009, these guarantees range up to 5.0%. To the extent the yield on RiverSource Life's invested assets portfolio declines below its target spread plus the minimum guarantee, RiverSource Life's profitability would be negatively affected.

The Securities and Exchange Commission, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. RiverSource Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.
     (C) 2008-2010 RiverSource Life Insurance Company. All rights reserved.
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